Exhibit 10.38

Execution Version

NINTH AMENDED AND RESTATED
AGREEMENT RE: SECURED NOTES

THIS NINTH AMENDED AND RESTATED AGREEMENT RE: SECURED NOTES (this “Agreement”) is made and entered into as of October 24, 2019, among HC2 Station Group, Inc., a Delaware corporation (“HC2 Station Group”), HC2 LPTV Holdings, Inc., a Delaware corporation (“HC2 LPTV”), HC2 Network Inc., a Delaware corporation (“HC2 Network”) and HC2 Broadcasting Inc., a Delaware corporation (“HC2 Broadcasting”, and together with HC2 Station Group, HC2 LPTV and HC2 Network, the “Subsidiary Borrowers” and each a “Subsidiary Borrower”), HC2 Broadcasting Intermediate Holdings Inc., a Delaware corporation (the “Intermediate Parent”), HC2 Broadcasting Holdings Inc., a Delaware corporation (the “Parent Borrower” and, together with the Intermediate Parent and the Subsidiary Borrowers, the “Borrowers”), Great American Life Insurance Company, an Ohio corporation (“GALIC”) and Great American Insurance Company, an Ohio corporation (“GAIC” and, together with GALIC, “Great American”), and MSD PCOF Partners XVIII, LLC (“MSD”, and together with Great American, each a “Lender” and, collectively, the “Lenders” and, together with the Borrowers, each a “Party” and collectively, the “Parties”).
W I T N E S S E T H:

WHEREAS, certain of the Borrowers have entered into the Existing Secured Notes (as defined on Schedule I-A hereto);
WHEREAS, certain of the Borrowers have previously entered into the Repaid Secured Notes (as defined on Schedule I-B hereto), each of which has been paid in full and terminated as of the date hereof;
WHEREAS, HC2 Station Group, HC2 LPTV, Parent Borrower and Great American (among others) previously entered into that certain Agreement Re: Secured Notes, dated as of January 22, 2019 (as amended by the Original Omnibus Amendment dated as of May 3, 2019, the Second Omnibus Amendment dated May 31, 2019, the Third Omnibus Amendment dated June 28, 2019, the Fourth Omnibus Amendment dated July 31, 2019, the Fifth Omnibus Amendment dated August 2, 2019, the Sixth Omnibus Amendment dated August 30, 2019, the Seventh Omnibus Amendment dated September 10, 2019 and the Eighth Omnibus Amendment dated September 26, 2019, collectively, the “Agreement Re: Secured Notes”), which, among other things, amended certain terms of the Existing Secured Notes and the Repaid Secured Notes, provided for the issuance of additional secured notes (and periodic amendment of such additional secured notes), and contained certain provisions related to the administration or disposition of the “Collateral” (as defined in the Existing Secured Notes);
WHEREAS, the Borrowers and MSD shall, as of the date hereof, become party to that certain Secured Note dated as of the date hereof (the “MSD Secured Note”);
WHEREAS, the Parties wish to (i) acknowledge and agree that the Existing Secured Notes shall be amended, restated and superseded in their entirety by the amended and restated Secured Note dated as of the date hereof among the Borrowers and Great American (the “Great
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American Secured Note”, and together with the MSD Secured Note, the “Secured Notes” and each a “Secured Note”) and (ii) amend and restate the Agreement Re: Secured Notes in its entirety.
Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Secured Notes.
In consideration of the premises, the mutual covenants, and the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties covenant, agree and represent, as applicable, as follows:

Section 1. Certain Agreements and Understandings with respect to the Existing Secured Notes.
(a) Existing Secured Notes. Each of the parties hereto acknowledge and agree that the Existing Secured Notes are amended and restated in their entirety in the form attached as Exhibit A hereto.
Section 2.  Agreement Re: Secured Notes.
(a) Intercreditor Agreement. Each of the Parties hereto acknowledge and agree that (i) the Eighth Omnibus Amendment to Secured Notes and Amended and Restated Agreement Re: Secured Notes dated September 26, 2019, among certain of the Borrowers and Great American (among others) is hereby amended and restated in its entirety; and (ii) any and all agreements among the Parties with respect to the Secured Notes, the relative priorities thereof, and the exercise of enforcement actions with respect to the Collateral (among other things) shall hereinafter be governed by that certain Intercreditor Agreement dated as of the date hereof (as the same may be amended, supplemented, restated, amended and restated or otherwise modified from time to time, the “Intercreditor Agreement”), among the Borrowers, Great American and MSD, the form of which is attached as Exhibit B hereto.
Section 3.  Miscellaneous.
(a) Notices. All notices, requests or other communications required or permitted to be delivered hereunder shall be delivered in accordance with Section 9.01 of the Intercreditor Agreement.
(b) Governing Law. The provisions regarding governing law, jurisdiction, consent to service of process, and waiver of jury trial set forth in Sections 9.07 and 9.08 of the Intercreditor Agreement are incorporated herein mutatis mutandis.
(c) Counterparts; Integration; Effectiveness. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts, each of which shall constitute an original, but all taken together shall constitute a single instrument. This Agreement, the Secured Notes and the Intercreditor Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and supersedes all previous
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agreements and understandings, oral or written, with respect thereto. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.
(d) Third Party Beneficiaries. This Agreement shall inure to the benefit of, and be binding upon, the Borrowers and the Lenders (and the applicable Lenders’ respective permitted assigns).
(e) Interpretation. For purposes of this Agreement: (i) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (ii) the word “or” is not exclusive; and (iii) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless the context otherwise requires, references herein: (x) to Schedules, Exhibits and Sections mean the Schedules, Exhibits and Sections of this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.
(f) Amendments and Waivers. No term of this Agreement may be waived, modified, amended, amended and restated, or supplemented except by an instrument in writing signed by the Borrowers, MSD and Great American. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.
(g) Headings. The headings of the various Sections and subsections herein are for reference only and shall not define, modify, expand or limit any of the terms or provisions hereof.
(h) No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising on the part of any Lender, of any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by applicable Law.
(i) Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually
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acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
(j) Further Assurances. The Parties irrevocably (i) consent to the transactions contemplated hereby and (ii) shall sign (or cause to be signed) all further documents, do (or cause to be done) all further acts, and provide all assurances as may reasonably be necessary or desirable to give effect to the terms of this Agreement.
(k) Publicity; Confidentiality. Except as may be required by applicable Law, none of the Parties shall issue a press release or public announcement or otherwise make any disclosure concerning this Agreement or the transactions contemplated hereby, without prior written consent of the other Parties. If any announcement is required by applicable Law to be made by a Party, prior to making such announcement or disclosure such Party, to the extent reasonably practicable, will deliver a draft of such announcement to the other party and shall give the other party a reasonable opportunity to comment thereon. Notwithstanding anything to the contrary herein, the Parties may (i) disclose the terms and provisions of this Agreement in, and/or file this Agreement as an exhibit to, any report required to be filed with the Securities and Exchange Commission and (ii) publish, make, repeat or otherwise use any statement previously consented to by the other Parties unless and until another Party objects in writing to the use thereof.
(l) Intercreditor Agreement Controlling. Each Party hereby agrees that in the event of any conflict between this Agreement and the Intercreditor Agreement, the Intercreditor Agreement shall govern and be controlling.
[Signature Pages Follow]

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        IN WITNESS WHEREOF, the Borrowers have executed this Agreement as of the date first written above.

HC2 BROADCASTING HOLDINGS INC.,
as the Parent Borrower

By:   /s/ Philip A. Falcone
        Name: Philip A. Falcone
        Title: Executive Chairman, President and
         CEO

HC2 BROADCASTING INTERMEDIATE HOLDINGS INC.,
as the Intermediate Borrower

By:   /s/ Philip A. Falcone
        Name: Philip A. Falcone
        Title: Executive Chairman, President and
         CEO

HC2 STATION GROUP, INC.,
as a Subsidiary Borrower

By:   /s/ Philip A. Falcone
        Name: Philip A. Falcone
        Title: Executive Chairman, President and
         CEO

HC2 LPTV HOLDINGS, INC.,
as a Subsidiary Borrower

By:   /s/ Philip A. Falcone
        Name: Philip A. Falcone
        Title: Executive Chairman, President and
         CEO

Signature Page to Ninth Amended and Restated Agreement Re: Secured Notes
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HC2 BROADCASTING INC.,
as a Subsidiary Borrower

By:   /s/ Philip A. Falcone
        Name: Philip A. Falcone
        Title: Executive Chairman, President and
         CEO

HC2 NETWORK INC.,
as a Subsidiary Borrower

By:   /s/ Philip A. Falcone
        Name: Philip A. Falcone
        Title: Executive Chairman, President and
         CEO

Signature Page to Ninth Amended and Restated Agreement Re: Secured Notes
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Accepted and agreed:

GREAT AMERICAN LIFE INSURANCE COMPANY,

By:  /s/ Mark F. Muething
        Name: Mark F. Muething
        Title: President

GREAT AMERICAN INSURANCE COMPANY,

By:
        Name: Stephen C. Beraha
        Title: Assistant Vice President

Signature Page to Ninth Amended and Restated Agreement Re: Secured Notes
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Accepted and agreed:

GREAT AMERICAN LIFE INSURANCE COMPANY,

By:
        Name: Mark F. Muething
        Title: President

GREAT AMERICAN INSURANCE COMPANY,

By:  /s/ Stephen C. Bernha
        Name: Stephen C. Beraha
        Title: Assistant Vice President

Signature Page to Ninth Amended and Restated Agreement Re: Secured Notes
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Accepted and agreed:

MSD PCOF PARTNERS XVIII, LLC,

By:  /s/ Marcello Liguori
        Name:  Marcello Liguori
        Title: Vice President
Signature Page to Ninth Amended and Restated Agreement Re: Secured Notes
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Schedule I-A:
Existing Secured Notes
1.US $35,000,000 secured note, dated as of August 7, 2018, among the Borrowers and Great American (as amended to the date hereof by the Agreement Re: Secured Notes).
2.US $7,500,000 secured note, dated as of January 22, 2019, among the Borrowers and Great American (as amended to the date hereof by the Agreement Re: Secured Notes).

Schedule I-B:
Repaid Secured Notes
1.US $700,000 secured note, dated as of April 1, 2019, among HC2 Station Group, HC2 LPTV, and Minority Brands, Inc., an Ohio Corporation (the “MBI Note”).
2.US $10,750,000 secured note, dated as of May 31, 2019, among HC2 Station Group, HC2 LPTV, the Parent Borrower and Arena Limited SPV, LLC, a Delaware limited liability company (“Arena”) (the “May Arena Note”).
3.US $5,375,000 secured note, dated as of August 2, 2019, among HC2 Station Group, HC2 LPTV, the Parent Borrower and Arena (the “August Arena Note”).
4.US $5,375,000 secured note, dated as of September 10, 2019, among HC2 Station Group, HC2 LPTV, the Parent Borrower and Arena (the “September Arena Note” and, together with the May Arena Note and the August Arena Note, the “Arena Notes” and, the Arena Notes together with the MBI Note, the “Repaid Secured Notes”).

Schedule I
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EXHIBIT A
Great American Amended and Restated Secured Note

Exhibit A
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Execution Version
THIS SECURED NOTE IS SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, DATED AS OF OCTOBER 24, 2019 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG HC2 BROADCASTING HOLDINGS INC., HC2 STATION GROUP, INC., HC2 LPTV HOLDINGS, INC., HC2 BROADCASTING INC., HC2 NETWORK INC., HC2 BROADCASTING INTERMEDIATE HOLDINGS INC., THE OTHER GRANTORS PARTY THERETO, MSD PCOF PARTNERS XVIII, LLC, GREAT AMERICAN LIFE INSURANCE COMPANY AND GREAT AMERICAN INSURANCE COMPANY.
AMENDED AND RESTATED SECURED NOTE
US $42,500,000 October 24, 2019
FOR VALUE RECEIVED, HC2 Station Group, Inc., a Delaware corporation, HC2 LPTV Holdings, Inc., a Delaware corporation, HC2 Broadcasting Inc., a Delaware corporation, HC2 Network Inc., a Delaware corporation (collectively, the “Subsidiary Borrowers”), HC2 Broadcasting Intermediate Holdings Inc., a Delaware corporation (the “Intermediate Parent”), HC2 Broadcasting Holdings Inc., a Delaware corporation (the “Parent Borrower” and, together with the Intermediate Parent and the Subsidiary Borrowers, the “Borrowers” and each, a “Borrower”) hereby unconditionally promise, severally and jointly, to pay to the entities listed on Annex I hereto (collectively, the “Lenders”, and each a “Lender”), or their respective successors and assigns, Forty Two Million Five Hundred Thousand Dollars (US $42,500,000), together with interest on the unpaid principal balance of this Amended and Restated Secured Note (this “Note”) outstanding from time to time at a rate equal to Ten and a Half percent (10.50%) (computed on the basis of the actual number of days elapsed in a 365-day year) per annum (the “Interest Rate”).
1. Definitions. Capitalized terms used herein shall have the meanings set forth in this Section 1.
1.1 “Additional Collateral” means:
(a) All FCC Licenses and all proceeds from the sale, lease, assignment or transfer of such FCC Licenses to a third party to the fullest extent that the creation of a security interest in any such FCC License would be permitted by applicable Law as in effect in any applicable jurisdiction, including after giving effect to Section 9-408 of the Uniform Commercial Code as in effect in any applicable jurisdiction;
(b) all accounts, chattel paper, deposit accounts, documents, equipment, general intangibles, goods, payment intangibles, software, commercial tort claims set forth on Schedule 1.1(a) hereto, instruments, inventory, investment property, letter of credit rights, letters of credit, money, securities accounts and any supporting obligations related to any of the foregoing (each as defined in the Uniform Commercial Code as in effect from time to time in the State of New York (“UCC”));
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(c) all books and records pertaining to the property described in this Section 1.1;
(d) all Intellectual Property pertaining to the property described in this Section 1.1; and
(e) to the extent not otherwise included, all proceeds of the foregoing in whatever form, including, without limitation any insurance, indemnity, warranty or guaranty payable with respect to any Additional Collateral, any awards or payments due or payable in connection with any condemnation, requisition, confiscation, seizure or forfeiture of any Additional Collateral by any person acting under Governmental Authority or color thereof, and any damages or other amounts payable to Borrowers in connection with any lawsuit regarding any of the Additional Collateral.
1.2 “Affiliate” means as to any Person, any other Person that, directly or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote ten (10%) percent or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.
1.3 “Agreement Re: Secured Notes” means the Ninth Omnibus Amendment to Secured Notes and Amended and Restated Agreement Re: Secured Notes, dated as of the date hereof, among the Borrowers, the Lenders and the other lenders from time to time party thereto, as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.
1.4 “Borrower” and “Borrowers” have the meaning set forth in the introductory paragraph.
1.5 “Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by Law to close.
1.6 “California Channel Sharing Agreement” means that certain Second Amended and Restated Channel Sharing and Facilities Agreement, dated as of November 21, 2018, among, inter alios, NRJ TV SAN FRAN OPCO, LLC, NRJ TV SAN FRAN LICENSE CO, LLC, and HC2 Station Group, Inc.
1.7 “Capital Lease” means any lease of personal property, the obligations with respect to which are required to be capitalized on a balance sheet of the lessee in accordance with GAAP, provided that if any operating lease is reclassified as a capital lease under GAAP subsequent to the date hereof or, if a lease entered into subsequent to the date hereof would have been classified as an operating lease if it existed on the date

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hereof, then such leases shall continue to be treated as an operating lease for all purposes hereunder.
1.8 “Capital Lease Obligations” means the obligations of lessee relating to a Capital Lease determined in accordance with GAAP.
1.9  “Change in Control” means (i) HC2 Holdings 2, Inc., shall cease to directly own and control at least 50.1% of the outstanding Voting Stock and economic interests of Parent Borrower, (ii) the Parent Borrower shall cease to directly own and control 100% of the outstanding Voting Stock and economic interests of Intermediate Parent, (iii) the Intermediate Parent shall cease to directly own and control 100% of the outstanding Voting Stock and economic interests of each Subsidiary Borrower, (iv) HC2 Broadcasting Inc., shall cease to directly own and control (a) 100% of the outstanding Voting Stock and economic interests of HC2 Broadcasting License, and (b) at least 43.0% of the outstanding Voting Stock and economic interests in DTV America Corporation, or (v) HC2 Broadcasting Inc. shall cease to control at least 50.1% of the outstanding Voting Stock of DTV America Corporation as contemplated by the Investor Rights Agreement, the Proxies, the Voting Agreement or otherwise.
1.10 “Channel Sharing Agreements” means, collectively, the New York Channel Sharing Agreement and the California Channel Sharing Agreement.
1.11 “Closing Date” means the date upon which the conditions set forth in Section 2.2 are satisfied.
1.12 “Code” means the Internal Revenue Code of 1986, as amended.
1.13 “Collateral” means, collectively, the Pledged Stock and the Additional Collateral (but in any case shall not include the Excluded Collateral).
1.14 “Collateral Agent” has the meaning set forth in the Intercreditor Agreement.
1.15 “Common Stock Equivalents” means any securities of any Borrower or its Subsidiaries which would entitle the holder thereof to acquire at any time common stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, common stock.
1.16 “Continental Secured Note” means the US $2,000,000 Amended and Restated Secured Note, dated as of December 23, 2016, between DTV America Corporation and Continental General Insurance Company, as amended and supplemented by that certain letter agreement, dated as of December 23, 2016, between DTV America Corporation and Continental General Insurance Company (formerly known as United Teacher Associates Insurance Company) (the “Continental Letter Agreement”), in each case, as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof (including Section 7.2(k)).

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1.17 “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
1.18 “Controlled Shared Collateral” has the meaning set forth in the Intercreditor Agreement.
1.19 “Copyright” means all domestic and foreign copyrights, whether registered or not or the subject of a pending application, all applications, registrations and recordings thereof, and all extensions or renewals thereof.
1.20 “Default” means any of the events specified in Section 8 which constitutes an Event of Default or which, upon the giving of notice, the lapse of time, or both pursuant to Section 8 would, unless cured or waived, become an Event of Default.
1.21 “Default Rate” means, at any time, a rate per annum equal to the Interest Rate plus 4.00 % per annum.
1.22 “Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.
1.23 “Disbursement” has the meaning set forth in Section 2.1.
1.24 “DTV Notes” means, that certain, (i) Convertible Promissory Note, dated as of March 25, 2014, between DTV America Corporation and Bruce A. Leshinski, in the original principal amount of US $100,000, (ii) Convertible Promissory Note, dated as of May 1, 2014, between DTV America Corporation and Joseph G. Carpino, in the original principal amount of US $300,000, (iii) Convertible Promissory Note, dated as of March 28, 2014, between DTV America Corporation and Wayne H. Wellman, in the original principal amount of US $300,000, (iv) Secured Note, dated as of June 27, 2017, between DTV America Corporation and Great American Life Insurance Company, in the original principal amount of US $900,000, and (v) Secured Note, dated as of June 27, 2017, between DTV America Corporation and Great American Insurance Company, in the original principal amount of US $600,000, in each case, as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof (including Section 7.2(k)).
1.25 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
1.26 “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).
1.27 “Event of Default” has the meaning set forth in Section 8.

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1.28 “Excluded Account” means, (x) a deposit account held by any Borrower (i) consisting solely of withheld income taxes and federal, state or local employment taxes in such amounts as are required in the reasonable judgment of such Borrower in the ordinary course of business to be paid to the relevant Governmental Authority, (ii) which is used for the sole purpose of making payroll for the then-current payroll period and withholding tax payments related thereto and other employee wage and benefit payments and accrued and unpaid employee compensation (including salaries, wages, benefits and expense reimbursements), (iii) constituting a custodian, trust, fiduciary or other escrow account established for the benefit of third parties in the ordinary course of business in connection with transactions permitted under the Note Documents and (y) any deposit account, securities account or commodities account held by any Borrower in which the average daily balance throughout a month in is less than US $10,000 individually and US $50,000 in the aggregate for all such accounts or such accounts in which the average daily balance throughout a month of the fair market value and/or amount, as the case may be, of the financial assets and/or commodity contracts, as the case may be, held in all such accounts not identified is less than US $10,000 individually or US $50,000 in the aggregate.
1.29 “Excluded Collateral” has the meaning set forth in Section 6.1.
1.30 “Excluded Perfection Assets” means, (i) any foreign Intellectual Property; (ii) Goods (as defined in the UCC) included in Collateral received by any Person for “sale or return” within the meaning of Section 2-326 of the UCC of the applicable jurisdiction, to the extent of claims of creditors of such Person (only to the extent the filing of a financing statement is not necessary or effective to perfect the security interest therein); (iii) Letter of Credit Rights (as defined in the UCC), except to the extent the filing of a financing statement under the UCC is necessary and sufficient to perfect the security interest therein; (iv) any promissory note in a principal amount not in excess of US $10,000 individually or in the aggregate not in excess of US $50,000, evidencing loans or other monetary obligations owing to any Borrower; and (v) any Collateral for which the perfection of liens thereon requires filings in or other actions under the laws of jurisdictions outside the United States.
1.31 “Existing Notes” means, collectively, the DTV Notes, the Intercompany Note, the King Forward Secured Notes, the Continental Secured Note, the Mako Note and the Intercompany Unsecured Bridge Notes.
1.32 “Existing Great American Notes” has the meaning set forth in Section 11.16.
1.33 “FCC Licenses” means licenses, permits, and other authorizations granted by the Federal Communications Commission.
1.34 “GAAP” means generally accepted accounting principles in effect in the United States of America as in effect on the date of this Note applied on a consistent basis.

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1.35 “Governmental Authority” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government.
1.36 “HC2 Broadcasting License” means HC2 Broadcasting License Inc., a Delaware Corporation.
1.37 “HMT” has the meaning set forth in the definition of “Sanctions”.
1.38 “Indemnified Person” has the meaning set forth in Section 10.1.
1.39 “Intellectual Property” means all intangible assets, intellectual property, Copyrights, Trademarks, and Patents.
1.40 “Intercompany Note” means that certain Intercompany Note executed as of April 30, 2019 and effective as of June 30, 2018 between the Parent Borrower and HC2 Holdings 2, Inc., as in effect on the date hereof, and subject to the Intercompany Note Subordination Agreement.
1.41 “Intercompany Note Allonge” means that certain allonge that pledges each Intercompany Unsecured Bridge Note to the Lenders.
1.42 “Intercompany Note Subordination Agreement” means the Subordination Agreement with respect to the Intercompany Note, dated as of the date hereof, by HC2 Holdings 2, Inc., in favor of the Lenders and MSD, as holders of this Note and the MSD Secured Note, as the case may be, as amended, restated, supplemented or otherwise modified from time to time.
1.43 “Intercompany Unsecured Bridge Notes” means each of (i) the unsecured US $1,500,000 Promissory Note dated as of November 13, 2017, between DTV America Corporation, as borrower, and HC2 Broadcasting Holdings Inc., as lender; and (ii) the unsecured US $1,500,000 Promissory Note dated as of November 13, 2017, between DTV America Corporation, as borrower, and HC2 Broadcasting Holdings Inc., as lender, in each case, as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof (including Section 7.2(k)).
1.44 “Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the date hereof, by and among the Lenders, MSD, and the Borrowers, as amended, restated, supplemented or otherwise modified from time to time.
1.45 “Interest Payment Date” means earlier of (a) the Maturity Date and (b) with respect to any portion of this Note that is prepaid prior to the Maturity Date, the applicable prepayment date.

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1.46 “Interest Rate” has the meaning set forth in the introductory paragraph.
1.47 “Intermediate Parent” has the meaning set forth in the introductory paragraph.
1.48 “Intermediate Pledged Stock” means all shares of capital stock issued by the Intermediate Parent, any certificates evidencing any such shares, and any distribution of property and dividends made on, in respect of or in exchange for the foregoing from time to time.
1.49 “Investor Rights Agreement” means that certain Investor Rights Agreement dated as of June 27, 2017 among DTV America Corporation, HC2 Broadcasting Inc. (formerly known as DTV Holding Inc.), and the Stockholders (as defined therein) party thereto.
1.50 “IRS” means the U.S. Internal Revenue Service.
1.51 “King Forward Guarantees” means the Guaranty Agreements listed as items 2, 3, 4 and 5 in Schedule 7.2(i) hereto.
1.52 “King Forward Lenders” means each of King Forward Inc., Tiger Eye Licensing, L.L.C., and Tiger Eye Broadcasting Corporation.
1.53 “King Forward Pledge Agreement” means that certain Stock Pledge Agreement, dated as of November 9, 2017, between HC2 Broadcasting Inc. and King Forward, Inc.
1.54 “King Forward Secured Notes” means (i) the US $1,943,109.90 Senior Secured Promissory Note, dated as of June 27, 2017, among HC2 Broadcasting License and King Forward Inc.; (ii) the US $142,212.60 Senior Secured Promissory Note, dated as of June 27, 2017, between HC2 Broadcasting License and Tiger Eye Licensing, L.L.C., (iii) the US $294,728.40 Senior Secured Promissory Note, dated as of June 27, 2017, between HC2 Broadcasting License and Tiger Eye Broadcasting Corporation, and (iv) the US $25,385.40 Senior Secured Promissory Note, dated as of June 27, 2017, among HC2 Broadcasting License, Bella Spectra Corporation, in each case, as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof (including Section 7.2(k)).
1.55 “Law” as to any Person, means any law (including common law), statute, ordinance, treaty, rule, regulation, policy or requirement of any Governmental Authority and authoritative interpretations thereon, whether now or hereafter in effect, in each case, applicable to or binding on such Person or any of its properties or to which such Person or any of its properties is subject.
1.56 “Lenders” has the meaning set forth in the introductory paragraph.
1.57 “Lien” means any mortgage, pledge, hypothecation, encumbrance, lien (statutory or other), charge or other security interest.

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1.58 “Loan” means the principal amount outstanding under this Note together with accrued interest thereon.
1.59 “Mako Note” means the amended and restated promissory note, dated as of July 25, 2019, among HC2 LPTV Holdings, Inc., Mako Communications, LLC, Mintz Broadcasting, Nave Broadcasting, LLC, Tuck Properties, Inc., Lawrence Howard Mintz and Sean Mintz, in the original principal amount of US $5,332,849.32, as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof (including Section 7.2(k)).
1.60 “Material Adverse Change” means a material adverse change in, or a material adverse effect upon, (a) the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of the Borrowers, taken as a whole; (b) the legality, binding effect, validity or enforceability against any Borrower of any Note Document; (c) the ability of the Borrowers, taken as a whole, to perform their obligations under any Note Document; (d) any right or remedy of a Lender against any Borrower under any Note Document; or (e) the value of the FCC Licenses, taken as a whole; provided, however, that for purposes of the foregoing clause (e), the value of any sale, transfer, lease, assignment, conveyance, abandonment or other disposition of assets permitted by Section 7.2 shall be excluded for purposes of determining whether a Material Adverse Change has occurred.
1.61 “Maturity Date” means the earlier of (a) October 22, 2020 and (b) the date on which all amounts under this Note shall become due and payable.
1.62 “Material Indebtedness” has the meaning set forth in Section 8.9.
1.63 “MSD” means MSD PCOF Partners XVIII, LLC, a Delaware limited liability company, and its successors and permitted assigns under the MSD Secured Note.
1.64 “MSD Agreement Obligations” has the meaning set forth in the Intercreditor Agreement.
1.65 “MSD Secured Note” means the US $36,225,000 secured note, dated as of the date hereof, among the Borrowers and MSD, as lender, as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms of the Intercreditor Agreement.
1.66 “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.
1.67 “Multiple Employer Plan” means a Plan which has, or has had at any time during the preceding six years, two or more contributing sponsors (including any Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

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1.68 “New York Channel Sharing Agreement” means that certain Channel Sharing and Facilities Agreement dated as of January 11, 2016 among, inter alios, Connecticut Public Broadcasting, Inc., HC2 LPTV Holdings, Inc., HC2 Station Group, Inc., and HC2 Holdings, Inc.
1.69 “Note” has the meaning set forth in the introductory paragraph.
1.70 “Note Document” means this Note, the Intercreditor Agreement, the Intercompany Note Subordination Agreement, the Agreement re: Secured Notes, the Intercompany Note Allonge and any other document or instrument executed or delivered in connection with transactions contemplated hereunder.
1.71 “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of any Borrower arising under any Note Document or otherwise with respect to any Disbursement, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Borrower or any Affiliate thereof or any proceeding under any debtor relief law naming such person as the debtor in such proceeding, regardless of whether such interest or fees are allowed or allowable in such proceeding.
1.72 “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
1.73 “Parent Borrower” has the meaning set forth in the introductory paragraph.
1.74 “Parties” means the Lenders and the Borrowers.
1.75 “Patents” means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, and other general intangibles of like nature, whether now existing or hereafter acquired, all applications, registrations and recordings thereof, and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.
1.76 “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by any Borrower or any ERISA Affiliate (or with respect to which any Borrower or any ERISA Affiliate has any liability, whether actual or contingent) and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.
1.77 “Permitted Indebtedness” means (i) (a) the indebtedness incurred pursuant to this Note, (b) additional indebtedness secured by the Collateral which are MSD Agreement Obligations (subject to the Intercreditor Agreement) in an aggregate principal amount at any time outstanding of US $36,225,000 and (c) any refinancing or replacement indebtedness in respect of indebtedness incurred pursuant to the foregoing clauses (a) and (b), plus all refinancing fees, expenses, costs and premiums

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in connection with any such refinancing or replacement; provided that, in connection with any refinancing or replacement in respect of indebtedness incurred pursuant to the foregoing clause (b), all such refinancings or replacements shall (x) not mature or require that any principal, interest or other amount be paid in cash, in each case prior to the Maturity Date, and (y) be subject to the terms and conditions of the Intercreditor Agreement and any and all fees, expenses, costs and premiums incurred in connection with such refinancing or replacement may not be paid in cash until the Obligations hereunder are paid in full, in cash; (ii) indebtedness in respect of Capital Lease Obligations and Purchase Money Obligations, in an aggregate principal amount not to exceed $5,000,000, financing an acquisition, construction, repair, replacement, lease or improvement of a fixed or capital asset incurred by any Borrower after the acquisition, construction, repair, replacement, lease or improvement of the applicable asset; (iii) unsecured intercompany indebtedness between or among the Borrowers that is evidenced by a promissory note accompanied by an allonge executed in blank and delivered to the Lenders upon the incurrence of such indebtedness; (iv) unsecured intercompany indebtedness of the Parent Borrower pursuant to the Intercompany Note, which shall be subject to the Intercompany Note Subordination Agreement (and any refinancing or replacement indebtedness in respect thereof, provided that such refinancing or replacement indebtedness will be subjected to a subordination agreement substantially consistent with the Intercompany Note Subordination Agreement and otherwise acceptable to the Lenders); (v) indebtedness incurred pursuant to the King Forward Secured Notes in an aggregate principal amount not to exceed US $2,405,436, including the King Forward Guarantees issued in connection therewith; (vi) indebtedness incurred pursuant to the Continental Secured Note in an aggregate principal amount not to exceed US $2,695,660; (vii) unsecured intercompany indebtedness of DTV America Corporation in an aggregate principal amount not to exceed US $2,500,000 and incurred pursuant to the Intercompany Unsecured Bridge Notes, which shall be subject to the Intercompany Note Allonge; (viii) indebtedness incurred pursuant to the Mako Note in an aggregate principal amount not to exceed US $3,582,849; and (ix) indebtedness incurred pursuant to the DTV Notes in an aggregate principal amount not to exceed US $2,652,023.56.
1.78 “Person” means any individual, corporation, limited liability company, trust, joint venture, association, company, limited or general partnership, unincorporated organization, Governmental Authority or other entity.
1.79 “Permitted Liens” means (i) Liens securing indebtedness incurred pursuant to clauses (i), (v) or (vi) of the definition of “Permitted Indebtedness”; (ii) Liens of lessors, lessees, sublessors, sublessees, licensors or licensees arising under real estate lease or license arrangements entered into in the ordinary course of business of the Borrowers; (iii) licenses or sublicenses of (or other grants of rights to use) Intellectual Property in the ordinary course of business and consistent with past practice which do not secure any Indebtedness for borrowed money or between or among Borrowers; (iv) inchoate mechanics and similar Liens for labor, materials or supplies to the extent securing amounts which are not yet due and payable; (v) Liens under Capital Lease

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Obligations, provided, that (1) any such Lien attaches to such property concurrently with the acquisition thereof and (2) such Lien attaches solely to the property so acquired in such transaction (and the proceeds therefrom); (vi) Liens for taxes, assessments and other governmental charges or levies (1) not yet due or for which installments have been paid based on reasonable estimates pending final assessments or (2) the validity, applicability or amount of which is being contested diligently and in good faith by appropriate proceedings by that Person and in respect of which adequate reserves under GAAP are established and maintained; (vii) Liens on equipment arising from precautionary UCC financing statements regarding operating leases of equipment; (viii) Liens on the common stock of HC2 Broadcasting License pledged by HC2 Broadcasting Inc. in favor of the King Forward Lenders; (ix) Liens securing indebtedness incurred pursuant to the secured notes referenced in clauses (iv) and (v) of the definition of “DTV Notes”; and (x) Liens granted in favor of the Collateral Agent pursuant to the Intercreditor Agreement.
1.80 “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of any Borrower or any Subsidiary of any Borrower or any ERISA Affiliate, or any such Plan to which any Borrower or any Subsidiary of any Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees, in each case, for which any Borrower or any Subsidiary of any Borrower could have liability.
1.81 “Pledged Stock” means, collectively, the Intermediate Pledged Stock and the Subsidiary Pledged Stock.
1.82 “Preferred Equity Agreement” means the Series A Securities Purchase Agreement, dated as of December 3, 2018, by and among Continental General Insurance Company and Parent Borrower, together with the Amended and Restated Certificate of Designation of Series A Fixed Rate Preferred Stock of HC2 Broadcasting Holdings Inc., dated as of the date hereof, in each case, as in effect on the date hereof.
1.83 “Proxies” means each Irrevocable Proxy and Power of Attorney executed by any Stockholder pursuant to the Investor Rights Agreement.
1.84 “Purchase Money Obligation” means, for any Person, the obligations of such Person in respect of indebtedness (including Capital Lease Obligations) incurred for the purpose of financing all or any part of the purchase price of any fixed or capital assets or the cost of installation, construction or improvement of any fixed or capital assets; provided, however, that (i) such indebtedness is incurred within 30 days after such acquisition, installation, construction or improvement of such fixed or capital assets by such Person and (ii) the amount of such indebtedness does not exceed the lesser of 100% of the fair market value of such fixed or capital asset or the cost of the acquisition, installation, construction or improvement thereof, as the case may be.
1.85 “Revolving Credit Agreement” means the Credit Agreement dated as of April 3, 2019, by and among HC2 Holdings, Inc., as the borrower, each of the guarantors

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party thereto and MSD PCOF Partners IX, LLC (together with any of its successors and assigns) as the lender, as amended, restated, supplemented or otherwise modified from time to time.
1.86 “Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority.
1.87 “Security Documents” means this Note, any mortgages, deeds of trust, deeds to secure debt, security agreements, security trust agreements, pledge agreements, joinders, agency agreements, control agreements, intellectual property security agreements and other instruments and documents pursuant to which a lien or security interest in any asset of any Borrower is granted or Additional Collateral is pledged, assigned or granted to the Lenders, in each case, to secure the Obligations hereunder, as each may be amended, restated, supplemented or otherwise modified from time to time.
1.88 “Solvent” means, with respect to any Person on any date of determination, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (iv) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (v) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
1.89 “Stockholder” has the meaning set forth in the Investor Rights Agreement.
1.90 “Subsidiary” means with respect to any Person, any corporation, association or other business entity of which more than 50% of the outstanding Voting Stock is owned or controlled, directly or indirectly, by, or, in the case of a partnership, the sole general partner or the managing partner or the only general partners of which are, such Person and/or one or more Subsidiaries of such Person. Notwithstanding the foregoing, DTV America Corporation, a Delaware corporation, shall be deemed to be a Subsidiary of HC2 Broadcasting Inc. for all purposes hereunder. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of any Borrower.

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1.91 “Subsidiary Borrowers” has the meaning set forth in the introductory paragraph.
1.92 “Subsidiary Pledged Stock” means all shares of capital stock issued by the each of the Subsidiary Borrowers and all shares of capital stock issued by DTV America Corporation and held by any of the Borrowers, any certificates evidencing any such shares, and any distribution of property and dividends made on, in respect of or in exchange for the foregoing from time to time.
1.93 “Trademarks” means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, which are the subject of a pending application, or now or hereafter owned, by the Borrowers, all applications, registrations and recordings thereof, and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized thereby.
1.94 “Voting Agreement” means that certain Voting Agreement dated as of June 27, 2017, among HC2 Broadcasting Inc. (formerly known as DTV Holding Inc.), Great American Life Insurance Company, and Great American Insurance Company.
1.95 “Voting Stock” means, with respect to any Person, capital stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.
2. Disbursement Mechanics; Conditions to Closing.
2.1 Disbursement. The entire principal amount of this Note was disbursed by the Lenders pursuant to the Existing Great American Notes and all such amounts shall be deemed as a disbursement hereunder (the “Disbursement”). The Borrowers shall not have the right to redraw any amount prepaid or repaid hereunder.
2.2 Conditions to Closing. Each Lender’s obligation to execute and deliver this Note is subject to the condition precedent that the conditions set forth below and that each Lender shall have received, in form and substance satisfactory to such Lender, such documents, and the completion of such other matters, as such Lender may reasonably deem necessary or appropriate, including, without limitation:
(a) this Note duly executed by the Borrowers;
(b) a copy of the final form of the MSD Secured Note;
(c) a duly executed copy of the officer’s certificate substantially in the form attached as Exhibit A hereto;
(d) the representations and warranties of the Borrowers contained in Section 7.3 herein, or which are contained in any Note Document furnished at any time

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under or in connection herewith, shall be true and correct in all respects on and as of the date hereof; and
(e) no Default shall exist as of the date hereof.
3. Interest.
3.1 Interest Rate. Except as otherwise provided herein, the outstanding principal amount of this Note shall bear interest at the Interest Rate from the date hereof until the Obligations are paid in full, in cash, whether at maturity, upon prepayment or acceleration, or otherwise.
3.2 Interest Payment. Interest shall be due and payable on the Interest Payment Date. All interest, if any, that may accrue after the Maturity Date shall be payable on demand.
3.3 Default Interest. If any amount payable hereunder (including, without limitation, interest and principal) is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such overdue amount shall bear interest at the Default Rate from the date of such non-payment until such amount is paid in full, in cash.
3.4 Computation of Interest. All computations of interest shall be made on the basis of a year of 365 days, and the actual number of days elapsed. Interest shall accrue daily from and after the Closing Date, and shall not accrue on the day on which the Obligations are paid in full, in cash.
3.5 Interest Rate Limitation. In no event whatsoever shall the amount of interest charged, taken or received hereunder exceed the maximum amount permitted by Law. If at any time and for any reason whatsoever, the Interest Rate payable under this Note shall exceed the maximum rate of interest permitted to be charged by the Lenders to the Borrowers under applicable Law, such interest rate shall be reduced automatically to the maximum rate of interest permitted to be charged under applicable Law, and that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest permitted by applicable Law shall be deemed a voluntary prepayment of principal.
4. Final Payment Date; Prepayment.
4.1 Final Payment Date. The aggregate of the unpaid principal, all accrued and unpaid interest, and all other amounts payable, but unpaid, under this Note shall be due and payable on the Maturity Date.
4.2 Prepayment.
(a) [Reserved].

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(b) The Borrowers may on any one or more occasions voluntarily prepay this Note in whole or in part at a prepayment price equal to 100% of the principal amount of this Note, plus accrued and unpaid interest on the principal amount of this Note being prepaid to, but not including, the date of prepayment.
(c) The Borrowers may on any one or more occasions voluntarily prepay any Existing Note only if the Borrowers first offer in writing to the Lenders to prepay this Note and the Lenders (i) rejects in writing such prepayment in whole or in part, in which case, any rejected amount may be applied to the Existing Note or (ii) accepts in writing such prepayment, resulting in the payment in full of all Obligations under this Note, in which case any excess amount may be applied to the Existing Note.
(d) Any such prepayment or offer to prepay will be preceded by at least five (5) Business Day’s prior written notice, with such notice specifying the planned prepayment date. Any such notice may be conditional.
5. Payment Mechanics.
5.1 Manner of Payments. All payments of interest and principal shall be made in lawful money of the United States of America on the date on which such payment is due by wire transfer of immediately available funds to the Lenders’ account at a bank specified by such Lender in writing to the Borrowers from time to time. All payments hereunder shall be made without deduction or setoff of any kind, provided however, that if applicable Law requires the Borrowers to withhold or deduct any tax, levy or fee of any kind, such tax shall be withheld or deducted in accordance with such law. If the Borrowers’ are required to deduct any amount in respect of any tax, levy or fee of any kind, the Borrowers’ shall pay such additional amount so that, after deduction of any required amount, the Lenders receive the full amount due hereunder; provided, however, the Borrowers shall not be required to pay any additional amounts with respect to taxes, levies or fees imposed on or measured by net income (however denominated) and similar taxes, levies or fees imposed on or measured by net income (however denominated).
5.2 Application of Payments. All partial payments made hereunder shall be applied first to the payment of any fees or charges outstanding hereunder, second to accrued but unpaid interest, and third to the payment of the principal amount outstanding under this Note.
5.3 Business Day Convention. Whenever any payment to be made hereunder shall be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension will be taken into account in calculating the amount of interest payable under this Note.
5.4 Rescission of Payments. If at any time any payment made by the Borrowers under this Note is rescinded or must otherwise be restored or returned upon the insolvency,

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bankruptcy or reorganization of any Borrower or otherwise, the Borrowers’ obligation to make such payment shall be reinstated as though such payment had not been made.
5.5 Right of Contribution. If any payment is made under this Note by any Borrower, including pursuant to a collection under Section 9:
(a) Subject to Section 5.5(c), such Borrower shall be entitled to contribution in respect of such payment and shall be entitled to demand and enforce contribution in respect of such payment from each other Borrower which has not paid its fair share of such payment, as necessary to ensure that (after giving effect to any enforcement of reimbursement rights provided hereby) each Borrower pays its fair share of such payment.
(b) If and whenever any right of reimbursement or contribution becomes enforceable by any Borrower against the other Borrowers, such Borrower shall be entitled, subject to and upon (but not before) the indefeasible payment in full, in cash, to the Lenders by of all of the outstanding Obligations of the Borrowers under the Note Documents, to be subrogated to the security interest that may then be held by the Lenders upon the Collateral securing or purporting to secure the Obligations. If subrogation is demanded by any Borrower, then, after discharge of this Note following payment in full, in cash, to the Lenders of all of the outstanding Obligations of the Borrowers under the Note Documents, the Lenders shall deliver to the Borrower making such demand (at the cost of such Borrower) an instrument satisfactory to the Lenders transferring, on a quitclaim basis without any recourse, representation, warranty or any other obligation whatsoever, whatever security interest the Lenders then may hold in the Collateral securing the Obligations.
(c) All rights and claims arising under this Section 5.5 shall be fully subordinated to the rights of the Lenders under this Note prior to the indefeasible payment in full, in cash, to Lenders of the principal amount of, and interest on, this Note and the payment in full, in cash, of all other outstanding Obligations of the Borrowers under the Note Documents. Prior to such payment, no Borrower may demand, enforce or receive any collateral security, payment or distribution whatsoever on account of any such right or claim.
6. Security Interest; Intercreditor Matters.
6.1 Grant.
Each Borrower, as collateral security for the prompt and complete payment and performance when due of the Obligations, whether now existing or hereafter incurred, matured or unmatured, direct or indirect, primary or secondary or due or to become due, hereby grants to the Lenders a first priory lien on and security interest in all of such Borrower’s right, title and interest, whether now owned or hereafter acquired, in the Additional Collateral including but not limited to the Pledged Stock, provided that

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this Agreement shall not constitute a grant of a security interest in, and the term “Additional Collateral” shall not include: (A) any property to the extent that and for as long as a grant of a security interest in such property (i) is prohibited by any applicable law or, (ii) requires a filing with or consent from any entity or person pursuant to any applicable law that has not been made or obtained, (B) any lease, license or agreement to the extent a grant of a security interest in such lease, license or agreement, constitutes a breach or default under or results in the termination of, or requires any consent not obtained under such lease, license or agreement, except to the extent that such applicable provisions of any such lease, license or agreement is ineffective under applicable law or would be ineffective under Sections 9-406, 9-407, 9-408 or 9-409 of the UCC to prevent the attachment of the security interest granted hereunder, (C) any right, title or interest in any applications for the registration for any Trademarks filed in the United States Patent and Trademark Office pursuant to 15 U.S.C. §1051 Section 1(b), unless and until acceptable evidence of use of the mark in interstate commerce is submitted to the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.) to the extent, if any, that, and during the period, if any, in which granting a security interest in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application or of any registration that issues therefrom, (D) any leaseholds of real property, (E) any Excluded Accounts, (F) is in assets subject to a lien securing Capital Lease Obligations or Purchase Money Obligations, in each case as permitted under this Note, if the contract or other agreement in which such lien is granted prohibits the creation of any other lien on such assets, except to the extent that applicable provisions of any such contract or agreement is ineffective under applicable law or would be ineffective under Sections 9-406, 9-407, 9-408 or 9-409 of the UCC to prevent the attachment of the security interest granted hereunder, or (G) subject to Section 6.3(b) below, shares of capital stock of HC2 Broadcasting License (the foregoing clauses (A) through (G), collectively, shall be referred to hereafter as the “Excluded Collateral”); provided that automatically upon the payment in full or other irrevocable discharge of the obligations under the King Forward Secured Notes, or upon any other termination or release of the negative pledge set forth in the King Forward Pledge Agreement, all shares of capital stock of HC2 Broadcasting License shall cease to constitute Excluded Collateral and shall be pledged to the Lenders and constitute Additional Collateral for all purposes under this Note.
6.2 Filings. Each Borrower hereby authorizes each Lender to file, in any filing office as “Secured Party”, without any further action by any Borrower, financing statements and amendments to financing statements describing the Collateral as such Lender determines in its sole discretion, including financing statements listing “All Assets, whether now owned or hereafter acquired,” or words of similar effect, in the collateral description therein. Each Lender hereby authorizes the Borrowers, their counsel, Skadden, Arps, Slate, Meagher & Flom LLP, and/or their respective representatives or designees to file all UCC financing statement amendments attached hereto as Exhibit B.

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6.3 Further Assurances; Expenses. Each Borrower shall:
(a) promptly, upon the reasonable request of the Lenders, and at the Borrowers’ expense, execute, acknowledge and deliver, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of any Note Document or otherwise necessary or deemed by the Lenders reasonably desirable for the continued validity, enforceability, perfection and first priority of the Liens on the Collateral covered thereby subject to no other Liens except Permitted Liens, or obtain any consents or waivers as may be necessary or appropriate in connection therewith;
(b) deliver or cause to be delivered to the Lenders from time to time such other documentation, instruments, consents, authorizations and approvals in form and substance reasonably satisfactory to the Lenders as such Lender shall reasonably deem necessary or advisable to perfect or maintain the validity, enforceability, perfection and first priority of the Liens on the Collateral pursuant to this Note, subject to Section 6.4. Upon payment in full, in cash, to the Lenders by the Borrowers of all of the outstanding Obligations of the Borrowers under the Note Documents, the Lenders shall take all action and execute and deliver all documents to immediately discharge and release all Liens granted under this Note; and
(c) promptly upon the payment in full or other discharge of the obligations under the King Forward Secured Notes, or upon any other termination or release of the negative pledge set forth in the King Forward Pledge Agreement, the Borrowers shall deliver (or shall cause HC2 Broadcasting License to deliver) the following to the Lenders, in each case in form and substance satisfactory to the Lenders: (i) a joinder agreement whereby HC2 Broadcasting License agrees to become party to this Note as a Borrower for all purposes hereunder, and (ii) to the extent certificated, the certificates representing 100% of the equity interests of HC2 Broadcasting License together with undated stock powers executed in blank, as applicable.
6.4 Agreement Re: Secured Notes and Intercreditor Agreement. This Note is subject to the Agreement Re: Secured Notes and the Intercreditor Agreement with respect to the priority of any security interests, application of payments or the exercise of any rights and remedies. In the event of any conflict between this Note, the Agreement Re: Secured Notes and the Intercreditor Agreement, the Intercreditor Agreement shall govern and be controlling, other than with respect to Section 6.1. Notwithstanding anything to the contrary set forth in this Note, delivery, possession or control of any Controlled Shared Collateral and entering into any control agreement in connection with any deposit, securities or other account constituting Collateral shall, in each case, be in accordance with, and subject to, the terms of the Intercreditor Agreement.

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6.5 Perfection. Notwithstanding anything to the contrary set forth in this Note, no Borrower shall be required to take any action or complete any filings with respect to any asset constituting Excluded Perfection Assets, it being understood and agreed that, as of the date hereof, there are no assets constituting Excluded Perfection Assets.
6.6 [Reserved].
6.7 Termination. Upon payment in full of all Obligations (other than contingent Obligations not then due and payable), all Liens on and security interests in the Collateral created by the Security Documents to secure the Obligations shall be automatically released. In connection with any termination or release pursuant to this Section 6.7, the Lenders shall execute and deliver to any Borrower (or its designee or representative), at such Borrower’s expense, all documents that such Borrower shall reasonably request to evidence such termination or release.
7. Covenants and Representations and Warranties.
7.1 Affirmative Covenants. Each Borrower covenants and agrees that it shall, and shall cause its Subsidiaries to:
(a) (x) commencing with the fiscal quarter ended September 30, 2019 (if applicable), provide, or shall cause to be provided, to the Lenders, as soon as available, but in any event within seventy five (75) days after the end of each of the first three fiscal quarters of each fiscal year, and (y) commencing with the fiscal year ending December 31, 2019, one hundred twenty (120) days after the fiscal year, a consolidated balance sheet of the Parent Borrower and its consolidated Subsidiaries as at the end of such fiscal quarter or year (as applicable), and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal quarter or year (as applicable) all in reasonable detail and prepared in accordance with GAAP (subject, in the case of quarterly statements, to usual year-end adjustments and the absence of full notes and deferred tax disclosure) together with a certification from an officer of the Parent Borrower that such statements fairly present, in all material respects, the financial condition, results of operations, shareholders’ equity and cash flows of the Parent Borrower and its consolidated Subsidiaries in accordance with GAAP and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.
(b) provide to the Lenders, promptly after the commencement thereof, notice of all actions, suits, and proceedings before any Governmental Authority affecting any Borrower, its Subsidiaries or any of their respective assets, in each case that has a claim for damages in excess of US $1,000,000 or that could otherwise result in a cost, expense or loss to such Borrower or its Subsidiaries in excess of US $1,000,000;

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(c) provide to the Lenders immediate written notice of any Default, Event of Default, any event or circumstance that could reasonably be expected to have a Material Adverse Change or the occurrence of a Material Adverse Change;
(d) provide to the Lenders such other information respecting the business, operations, or property of the Borrowers and their Subsidiaries, financial or otherwise, as such Lender may reasonably request.
(e) comply with, and require all of its Subsidiaries, to comply with, all federal, state, and local laws and regulations, which are applicable to the operations and property of such Borrower and its Subsidiaries and maintain all related permits necessary for the ownership and operation of such Borrower’s and its Subsidiaries’ property and business.
(f) pay all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, such Borrower’s and its Subsidiaries’ personal property, equipment and inventory (other than taxes the amounts of which are not material and do not constitute a Lien on such Borrower’s and its Subsidiaries’ property that is not a Permitted Lien), except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP, have been set aside for the payment thereof.
(g) at its own expense, maintain insurance (including, without limitation, comprehensive general liability and property insurance) with respect to the real and personal property of such Borrower and its Subsidiaries in such amounts, against such risks, in such form and with responsible and reputable insurance companies or associations as is required by any Governmental Authority, contracts to which each Borrower and its Subsidiaries is a party, or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and otherwise in amounts and with carriers reasonably acceptable to the Lenders, and the Lenders shall be named as the loss payee with respect to all insurance relating to loss of any Collateral and shall be included as an additional insured under each liability policy.
(h) comply with all agreements under each Note Document.
(i) comply with all applicable Laws in all material respects.
(j) pay all material obligations as they become due.
(k) permit the Lenders access to the Collateral and otherwise provide such information as the Lenders shall reasonably request.

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(l) to the extent available, use the net proceeds of this Note to pay fees, costs and expenses related to the Note Documents, including interest and principal payments, to pay the cash consideration for acquisitions, including fees, costs and expenses related to such acquisitions, and for general corporate purposes not in contravention of any Law or any Note Document.
(m) promptly upon receipt thereof, provide copies to the Lenders of all material notices and documents delivered to or by any Borrower or its Subsidiaries pursuant to any of the Existing Notes, the MSD Secured Note or the Preferred Equity Agreement.
(n) preserve, renew and maintain in full force and effect its corporate existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents.
(o) (i) other than as permitted in accordance with Section 7.2(g), maintain, preserve, protect and defend all FCC Licenses in full force and effect in the ordinary course consistent with past practice and maintain and preserve all of its material tangible properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (ii) make all necessary repairs thereto and renewals and replacements thereof, except where the failure to do so could not reasonably be expected to result in a Material Adverse Change.
(p) conduct its businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in any other applicable jurisdiction, and maintain policies and procedures designed to promote and achieve compliance with such laws.
(q) (i) comply with all FCC media ownership rules set forth in Note 2 to 47 C.F.R. § 73.3555 and (ii) furnish to the Lenders, upon any Lender’s request, detailed calculations demonstrating the total asset value of each FCC licensed broadcast station to permit Lender to determine whether the aggregate of such Lender’s equity and debt interests in each FCC licensed broadcast station exceeds 33% of the total asset value of such FCC licensed broadcast station.
(r) promptly (and in any event no later than sixty (60) days after the Closing Date, as may be extended by the Lenders in their sole discretion), deliver to the Lenders (i) executed account control agreement(s) in form and substance reasonably satisfactory to the Lenders with respect to any deposit or securities account of any of the Borrowers that is not an Excluded Account; (ii) executed landlord waivers in form and substance reasonably satisfactory to the Lenders with respect to each property identified in Schedule 7.1(r) (provided that, notwithstanding anything to the contrary, the Borrowers shall not be deemed to have breached their obligations under this clause (ii) to the extent that they

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are using their reasonable best efforts to obtain such executed landlord waivers); (iii) an amendment to the New York Channel Sharing Agreement in form and substance reasonably satisfactory to the Lenders and duly executed by each of the parties thereto pursuant to which HC2 Holdings, Inc. is removed as a party to the New York Channel Sharing Agreement; and (iv) insurance certificates evidencing compliance with Section 7.01(g).
7.2 Restrictions. Each Borrower covenants and agrees that it shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of the Lenders:
(a) permit any other Lien of any kind to attach to or be imposed upon any of the Collateral except for Permitted Liens.
(b) incur any indebtedness other than Permitted Indebtedness and accounts payable incurred in the ordinary course on customary terms (it being understood that (x) the accrual or accretion of interest or payments in kind (and not in cash) or (y) (y) any extension of scheduled date of maturity of any loan or debt (which is Permitted Indebtedness) pursuant to any instrument, agreement, document or letter, shall, in each case, not be deemed to be an incurrence of indebtedness).
(c) change its legal name, form of legal entity, or jurisdiction of organization.
(d) make or pay or declare any dividends, return any capital, or make any other payment of cash or distribution of property on account of its equity interests, except for any such dividends or distributions that (x) accrue or are paid in kind (and not in cash) or (y) are made by one Borrower that are substantially concurrently invested in the common equity capital of, or contributed to the equity capital of, any other Borrower.
(e) operate outside the ordinary course of business consistent with past practice (it being understood and agreed that, for absence of doubt, the ordinary course of the Borrowers’ business consistent with past practice includes the consummation of acquisitions of broadcasting businesses and assets and related businesses and assets) or make any investment in, or acquire all or substantially all of the assets of any other person or entity (including, without limitation, any Subsidiary) outside the ordinary course of business consistent with past practice (it being understood and agreed that, for absence of doubt, the ordinary course of the Borrowers’ business consistent with past practice includes the consummation of acquisitions of broadcasting businesses and assets and related businesses and assets); provided, that (i) to the extent that any such acquisition or investment is proposed to result in any Borrower owning a Subsidiary that is not party to this Note and the Note Documents, within five (5) Business Days of such acquisition or investment, such Subsidiary shall join this Note and the Note Documents as a Borrower and shall grant a first priority security interest and lien in substantially all of its

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assets, including Additional Collateral, but excluding in any event the Excluded Collateral and (ii) no joint venture may be entered into in connection with any acquisition or investment otherwise permitted hereunder.
(f) permit or cause the sale of any assets of such Borrower or its Subsidiaries except (i) as permitted by Section 7.2(g) with respect to silent licenses or construction permits or (ii) for sales of any such assets not constituting Collateral individually or in the aggregate with a fair market value not to exceed US $2,500,000 during the term of this Note.
(g) sell, transfer, lease, change the registration, if any, dispose of, attempt to dispose of, modify, amend or abandon the Collateral, including the FCC Licenses, except to the extent mandated by the FCC pursuant to a consent decree, agreement or order entered into with the FCC after the date of this Note and approved by the Lenders or otherwise applicable to other similarly situated holders of FCC Licenses; provided, however, that, the Borrowers may (i) change the registration (other than in connection with a sale or transfer), amend or modify FCC Licenses in the ordinary course of business consistent with past practice; (ii) change the registration (other than in connection with a sale or transfer), amend or modify an FCC License if such change of registration, amendment or modification would be reasonably expected to preserve or increase the value of such FCC License; (iii) abandon in the ordinary course of business and consistent with past practice any FCC License that is either a silent license or a construction permit and which in the good faith determination of the Borrowers either (x) has a nominal value (taking into account the intended use of such License to any Borrower) or (y) is duplicative with other FCC Licenses owned by the Borrowers; or (iv) exchange an FCC License that is a silent license or a construction permit and any assets related to such FCC License for assets in an amount not less than the fair market value of the FCC License and related assets being exchanged, in each case in the ordinary course of business and consistent with past practice and subject to an aggregate cap of US $5,000,000 in fair market value of all such exchanged FCC Licenses (together with the fair market value of any assets related to such FCC Licenses), in the case of clause (iii) or (iv) if such transaction exceeds US $100,000, as determined by the board of directors of the applicable Borrower.
(h) in any single transaction or series of transactions, directly or indirectly (1) wind up its affairs, liquidate or dissolve; (2) be a party to any merger or consolidation; or (3) sell, convey, transfer or otherwise dispose of all or substantially all of its assets (other than a transfer or disposition to another Borrower or to an entity that substantially concurrently with such transfer or disposition will become a Borrower and a party to the Note Documents and will grant a first priority security interest and lien in substantially all of its assets, including Additional Collateral, but excluding in any event the Excluded Collateral).

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(i) enter into or permit to exist any transaction or series of transactions (including, but not limited to, the purchase, sale, lease or exchange of property, the making of any investment, the giving of any guaranty, the assumption of any obligation or the rendering of any service) with any of its Affiliates (other than transactions between the Borrowers); provided, that the restrictions in this Section 7.2(i) shall not apply to: (i) any sale or disposition of silent licenses and/or construction permits permitted by Section 7.2(f) that are on terms no less favorable to such Borrower than those that could be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate (as determined by the board of directors of the Parent Borrower) and in connection therewith such Borrower provides written notice to the Lenders at least three (3) Business Days prior to the consummation of such transaction (which such notice shall include all material terms and conditions of such transaction), (ii) any other transaction or series of transactions approved by Lenders, (iii) the agreements set forth in Schedule 7.2(i) (to the extent performed in accordance with past practice), and (iv) reimbursement of expenses in the ordinary course of business, including reimbursement of expenses associated with employee-benefit plans, travel expenses incurred on a shared corporate card programs, shared facility costs, overhead expenses associated with shared office space and financial systems resources, and professional service fees; provided, however, that any such reimbursements permitted under this clause (iv) shall not exceed US $3,000,000 in the aggregate in any fiscal year.
(j) directly or indirectly form a Subsidiary unless within five (5) Business Days of such formation, such Subsidiary shall join this Note and the Note Documents as a Borrower and shall grant a first priority security interest and lien in substantially all of its assets, including Additional Collateral.
(k) amend, restate, supplement or otherwise modify the Preferred Equity Agreement, the Investor Rights Agreement, any of the Proxies, the Voting Agreement, any Existing Note, any Channel Sharing Agreement (other than as contemplated by Section 7.1(r)), or the King Forward Pledge Agreement in any respect.
(l) directly or indirectly use the net proceeds of this Note for any purpose which could breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in any other applicable jurisdiction.
(m) take any action, or knowingly omit to take any action, which action or omission could reasonably be expected to have the result of materially impairing the perfection or priority of the security interest with respect to the Collateral for the benefit of the Lenders.

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(n) incur, or permit any ERISA Affiliate to incur, any liability, actual or contingent, with respect to a Pension Plan.
(o) Subject to Section 7.1(r), permit any Affiliate of any Borrower that is not a Borrower to be a party to any Channel Sharing Agreement.
7.3 Representations and Warranties. As an inducement for the transactions in connection with this Note, each Borrower shall cause the following representations and warranties to be true with respect to itself and its Subsidiaries as applicable, until all Obligations under this Note is discharged in full, in cash:
(a) each Borrower and its Subsidiaries is a corporation, duly organized, validly existing and in good standing under the Laws of Delaware and has the power and authority to own its property and to carry on its business in each jurisdiction in which such Borrower or Subsidiary has material operations or assets.
(b) each Borrower has full power and authority to execute and deliver this Note and the other Note Documents and to incur and perform the obligations provided for herein and therein, respectively, all of which have been duly authorized by all proper and necessary action of the board of directors of such Borrower. No consent or approval of any public authority or other third party is required as a condition to the validity of this Note and any other Note Documents, and each Borrower and its Subsidiaries is in compliance with all Laws and regulatory requirements to which it is subject.
(c) this Note and the other Note Documents constitute the valid and legally binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms.
(d) except as disclosed to the Lenders in writing and acknowledged by the Lenders prior to the date of this Note as set forth on Schedule 7.3(d) hereto, (1) there is no action, claim, notice of violation, order to show cause, complaint, investigation, or proceeding involving any Borrower or its Subsidiaries pending or, to the knowledge of any Borrower, threatened before any court or Governmental Authority, agency or arbitration authority that could result in a Material Adverse Change or (2) there is no material outstanding decree, decision, judgment, or order that has been issued by any court, Governmental Authority, agency or arbitration authority against such Borrower or its FCC Licenses.
(e) there is no charter, bylaw, stock provision, partnership agreement or other document pertaining to the organization, power or authority of each Borrower and its Subsidiaries and no provision of any existing agreement, mortgage, indenture or contract binding on such Borrower or its Subsidiaries or affecting its or its Subsidiaries’ property, which would conflict with or in any way

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prevent the execution, delivery or carrying out of the terms of this Note and any other Note Document.
(f) except as set forth on Schedule 7.3(f) hereto or as would not result in a Material Adverse Change, all taxes and assessments due and payable by each Borrower and its Subsidiaries have been paid or are being contested in good faith by appropriate proceedings and such Borrower and its Subsidiaries have filed all tax returns which it is required to file.
(g) neither any Borrower nor any Subsidiary thereof is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.
(h) each Borrower’s chief executive office is located at its address for notice herein.
(i) on the date of this Agreement, (i) the capitalization of each Borrower and its Subsidiaries is as set forth on Schedule 7.3(i), which Schedule 7.3(i) shall also include the number of shares of common stock of each Borrower and its Subsidiaries outstanding as of the date hereof, (ii) no Person has any right of first refusal, preemptive right, right of participation, or any similar right in respect of the capital stock of such Borrower or any Subsidiary of any Borrower except as set forth on Schedule 7.3(i), (iii) except as set forth on Schedule 7.3(i), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of common stock, or contracts, commitments, understandings or arrangements by which each Borrower or any of its Subsidiaries is or may become bound to issue additional shares of common stock or Common Stock Equivalents, (iv) all of the outstanding shares of capital stock of each Borrower and its Subsidiaries are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities, (v) except as set forth on Schedule 7.3(i), there are no stockholders agreements, voting agreements or other similar agreements with respect to any Borrower’s capital stock to which such Borrower is a party or, to the knowledge of such Borrower, between or among any of such Borrowers’ stockholders, (vi) no Person has any right to cause any Borrower to effect the registration under the Securities Act of any securities of such Borrower or any of its Subsidiaries and (vii) no Borrower has any Subsidiaries.
(j) the property of each Borrower (and each Subsidiary of each Borrower) is subject to no Liens, other than Permitted Liens.

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(k) the property of each Borrower (and each Subsidiary of each Borrower) is insured with financially sound and reputable insurance companies in such amounts as are customarily carried by companies engaged in similar businesses and owning similar properties.
(l) ERISA Compliance.
(i) each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state laws. Each Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the IRS. To the knowledge of each Borrower, nothing has occurred that would prevent or cause the loss of such tax qualified status. No Plan is maintained outside the United States.
(ii) there are no pending or, to the best knowledge of the Borrowers, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to result in a Material Adverse Change. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Change.
(iii) neither the Borrowers nor any ERISA Affiliate currently maintains or has ever maintained or been required to contribute to a Pension Plan. None of the Plans is a Multiemployer Plan and neither the Borrowers nor any ERISA Affiliate are required to contribute to, or have ever been required to contribute to, a Multiemployer Plan. Neither the Borrowers nor any ERISA Affiliate has incurred any liability relating to Title IV of ERISA, and no fact or event exists which would give rise to such liability.
(m) the Parent Borrower has no Subsidiaries other than those specifically disclosed in Schedule 7.3(m) (which schedule may be updated upon acquisition or formation of a Subsidiary permitted under this Note), and all of the outstanding equity interests in such Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Parent Borrower or a Subsidiary of the Parent Borrower in the amounts specified on Schedule 7.3(m) free and clear of all Liens, other than Permitted Liens. No Borrower has any equity investments in any other Person other than those specifically disclosed in Schedule 7.3(m) (as may be updated from time to time). All of

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the outstanding equity interests in the Parent Borrower have been validly issued and are fully paid and nonassessable.
(n) no Borrower nor any of its Subsidiaries is engaged, and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System of the United States), or extending credit for the purpose of purchasing or carrying margin stock.
(o) no Borrower nor any of its Subsidiaries is or is required to be registered as an “investment company” under the Investment Company Act of 1940.
(p) no report, financial statement, certificate or other information furnished by or on behalf of any Borrower or any of its Subsidiaries to the Lenders in connection with the transactions contemplated hereby and under the other Note Documents (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(q) each Borrower and its Subsidiaries own, or possess the right to use, all of the Trademarks, service marks, trade names, Copyrights, Patents, patent rights, licenses and other intellectual property rights that are reasonably expected to be necessary for the operation of their respective businesses, as currently conducted, without conflict with the rights of any other Person, except where the failure to own, license or have the right to use would not, individually or in the aggregate, result in a Material Adverse Change. Except as specifically disclosed in Schedule 7.3(d), no claim or litigation regarding any of the foregoing is pending or, to the knowledge of any Borrower, threatened against any Borrower or Subsidiary, which, either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change.
(r) each Borrower is, both individually and together with its Subsidiaries on a consolidated basis, Solvent.
(s) neither any Borrower, nor any of its Subsidiaries, nor, to the knowledge of any Borrower, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is majority owned or controlled by any individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) organized or resident in a Designated Jurisdiction.
(t) each Borrower and its Subsidiaries are in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery

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Act 2010, and other applicable similar anti-corruption legislation in any other applicable jurisdiction.
8. Events of Default. Each Borrower covenants and agrees that the occurrence of any of the following shall constitute an Event of Default hereunder:
8.1 Failure to Pay. The Borrowers fail to pay any principal amount of, or interest on, or any fees, costs or expenses with respect to, the Loan and the Obligations when due.
8.2 Breach of Covenants. Except (i) for matters otherwise addressed in this Section 8, (ii) any breach of Section 7.1(l), (n) or (p), each of which shall have no grace period and (iii) any breach of Section 7.1(c) or 7.2, each of which shall have a grace period of seven (7) days, any Borrower fails to observe or perform any covenant, condition or agreement contained in this Note or any other Note Document and such failure continues for fifteen (15) days.
8.3 Bankruptcy. Any Borrower or any of its Subsidiaries files a petition in bankruptcy or under any similar insolvency Law, makes an assignment for the benefit of creditors, if any petition in bankruptcy or under any similar insolvency Law is filed against any Borrower or any of its Subsidiaries and such petition is not dismissed within thirty (30) days after the filing thereof, or any Borrower or any of its Subsidiaries is generally not, or shall be unable to, or admits in writing its inability to, pay its debts as they become due.
8.4 Judgments. One or more judgments, orders, decisions or decrees shall be entered against any Borrower or any of its Subsidiaries and all of such judgments, orders, decisions or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within thirty (30) days from the entry thereof.
8.5 Breach of Representations and Warranties. Any representation or warranty made by any Borrower under this Note, any Note Document or any statement of fact or representation made by any Borrower in any report, financial statement, certificate or other document furnished to the Lenders pursuant to this Note or any Note Document, shall prove to have been false or misleading in any material respect when made or delivered.
8.6 Change in Control. A Change in Control shall occur.
8.7 Material Adverse Change. Any Material Adverse Change shall occur.
8.8 Note Documents. Any provision of any Note Document at any time after its execution and delivery and for any reason other than (i) as permitted hereunder or thereunder, or (ii) in connection with the satisfaction in full of all of the Obligations (other than contingent Obligations not then due and payable), ceases to be in full force and effect; or any Borrower or any other person contests in any manner the validity and enforceability of any provision of any Note Document; or any Borrower

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denies that it has any or further liability or obligation under any the Note Document, or purports to revoke, terminate or rescind any provisions of any Note Document.
8.9 Cross Default. Any Borrower or any Subsidiary (i) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of (A) the MSD Secured Note; (B) any indebtedness of any Borrower or any Subsidiary, individually or in the aggregate, exceeding US $1,000,000, other than under the Existing Notes or the MSD Secured Note; (C) any indebtedness under the Existing Notes and such payment default causes or permits the applicable lender under any such Existing Note to exercise any enforcement action or enact any remedy under the applicable Existing Note; or (D) any indebtedness under the Revolving Credit Agreement (the indebtedness under this clause (i) is referred to herein collectively as the “Material Indebtedness”), or (ii) fails to observe or perform any other agreement or condition relating to such Material Indebtedness, and such default or other event causes or permits a holder or holders of such Material Indebtedness to cause (after any applicable grace period), with the giving of notice if required, such Material Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such indebtedness to be made, prior to its stated maturity.
8.10 Preferred Equity Agreement. Any Borrower or any of its Subsidiaries shall default in the payment or performance of any obligation under the Preferred Equity Agreement, or any document related thereof, resulting in a Trigger Event as defined thereunder as of the date hereof.
9. Remedies.
9.1 Remedies. Upon the occurrence of any Event of Default and at any time thereafter during the continuance of such Event of Default, the Lenders may at its option, (a) declare the entire principal amount of this Note, together with all accrued interest thereon and all other amounts payable hereunder, immediately due and payable, and/or (b) exercise any or all of its rights, powers or remedies under applicable Law, including, without limitation, the rights of a secured party under the UCC; provided, however that, if an Event of Default described in Section 8.3 shall occur, the principal of and accrued interest on the Loan and all other Obligations shall become immediately due and payable without any notice, declaration or other act on the part of the Lenders. The Borrowers waive demand, notice of Default or dishonor, notice of payment and nonpayment, notice of any Default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Lenders on which the Borrowers are liable.
9.2 Other Rights. In addition to all other rights, options and remedies granted to the Lenders under this Note and any other Note Document (each of which is also then exercisable by the Lenders), the Lenders may, upon the occurrence of an Event of Default, exercise any other rights granted to the Lenders under the UCC and any other

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applicable Law, including, without limitation, each and all of the following rights and remedies:
(a) the right to take possession of, send notices, and collect directly the Collateral, with or without judicial process (including, without limitation the right to notify the United States postal authority to redirect all mail addressed to the Borrowers to an address designated by the Lenders).
(b) by the Lenders’ own means or with judicial assistance, enter the Borrowers’ premises and take possession of the Collateral, or render it unusable, or dispose of the Collateral on such premises without any liability for rent, storage, utilities or other sums, and the Borrowers shall not resist or interfere with such action.
(c) require the Borrowers at its expense to assemble all or any part of the Collateral and make it available to the Lenders at any place designated by the Lenders.
9.3 Notice of Sale; Non-Interference. The Borrowers hereby agrees that a notice received by it at least ten (10) days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition. The Borrowers covenant and agree not to interfere with or impose any obstacle to the Lenders’ exercise of their rights and remedies with respect to the Collateral after the occurrence of an Event of Default hereunder.
9.4 No Obligation. The Lenders shall have no obligation to prepare the Collateral for sale, including repair of damaged Collateral or completion of work in progress into finished goods for disposition.
9.5 Other Provisions. If any of the Lenders sells any of the Collateral upon credit, the Borrowers will only be credited with payments actually made by the purchaser thereof that are received by such Lender. The Lenders may, in connection with any sale of the Collateral, specifically disclaim any warranties of title, possession, quiet enjoyment or the like. In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Lenders are legally entitled, the Borrowers shall be liable for the deficiency, together with interest thereon at the highest rate allowed by applicable Law for interest on overdue principal thereof or such other rate as shall be fixed by applicable Law, together with the costs of collection and the reasonable fees, costs, expenses and other charges of any attorneys employed by the Lenders to collect such deficiency.
9.6 Order; Remedies Cumulative. The Lenders shall have the right to proceed against all or any portion of the Collateral in any order. All rights and remedies granted the Lenders hereunder and under any agreement referred to herein, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative

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remedies, and the Lenders may proceed with any number of remedies at the same time until all Obligations under the Note Documents are satisfied in full, in cash.
9.7 No Duties. The powers conferred on the Lenders in this Section 9 are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lenders shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.
9.8 FCC Compliance. Notwithstanding anything to the contrary contained herein or in any other agreement, instrument or document executed in connection herewith, no party hereto shall take any actions hereunder that would constitute or result in a transfer or assignment of any FCC License or a change of control over such FCC License requiring the prior approval of the FCC without first obtaining such prior approval of the FCC. In addition, the parties acknowledge that, solely to the extent required under applicable Law, the voting rights of any equity interests shall remain with the relevant Borrower thereof even upon the occurrence and during the continuance of an Event of Default until the FCC shall have given its prior consent to the exercise of stockholder rights by a purchaser at a public or private sale of such equity interests or the exercise of such rights by the Lenders or by a receiver, trustee, conservator or other agent duly appointed pursuant to applicable Law.
10. Indemnification.
10.1 Generally. The Borrowers hereby agree to indemnify and hold harmless the Lenders and their respective Affiliates, and each of their respective direct and indirect owners, directors, managers, officers, members, beneficiaries, partners, employees, agents, advisors, representatives, attorneys, successors and assigns (each an “Indemnified Person”) to the fullest extent permitted by Law, against all expenses, liabilities and losses (including, but not limited to, attorney fees, judgments, fines, fees, excise taxes or penalties) incurred or suffered by such Person (or one or more of such Person’s Affiliates) by reason of the fact that such Person is a Lender to or equityholder of the Borrowers (or an Affiliate thereof) or in connection with, arising under, resulting from, or relating to this Note, any other Note Document or the Loan, the Obligations, the use of proceeds of this Note by the Borrowers or their respective Subsidiaries, or the Borrowers’ obligations hereunder, including, without limitation, claims of third parties. Expenses, including attorneys’ fees and expenses, incurred by any such Indemnified Person in defending a proceeding shall be paid by the Borrowers in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that such Indemnified Person is not entitled to be indemnified by the Borrowers. The right to indemnification and the advancement of expenses conferred in this Section 10.1 shall survive payment in full of the Obligations under the Note Documents and shall not be exclusive of any other right which the Lenders may have or hereafter acquire under any statute, agreement,

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Law, or otherwise. This Section 10.1 shall not apply with respect to taxes other than any taxes that represent losses, claims, damages, etc. arising from any non-tax claim.
10.2 Savings Clause. If this Section 10 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Borrowers shall nevertheless indemnify and hold harmless each Indemnified Person pursuant to this Section 10 to the fullest extent permitted by any applicable portion of this Section 10 that shall not have been invalidated and to the fullest extent permitted by applicable Law.
11. Miscellaneous.
11.1 Notices.
(a) All notices, requests or other communications required or permitted to be delivered hereunder shall be delivered in writing and shall be given by personal delivery or nationally recognized overnight courier, in each case to the address specified below or to such other address as such Party may from time to time specify in writing in compliance with this provision:
(i) If to the Borrowers:
HC2 Broadcasting Holdings Inc.
HC2 Broadcasting Intermediate Holdings Inc.
HC2 Station Group, Inc.
HC2 LPTV Holdings, Inc.
HC2 Broadcasting Inc.
HC2 Network Inc.

c/o HC2 Holdings, Inc.
450 Park Avenue, 30th Floor
New York, New York 10022
Attn: Rebecca Hanson
(ii) If to the Lenders:
Great American Life Insurance Company and Great American Insurance Company
c/o American Money Management Corporation
301 East Fourth Street
27th Floor
Cincinnati, Ohio 45202
Attn: Tom Keitel and Tim Shipp

With copies to:

Great American Insurance Company
c/o American Money Management Corporation

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301 East Fourth Street
27th Floor
Cincinnati, Ohio 45202
Attn: John S. Fronduti and Mark A. Weiss
(b) Notices are deemed received (i) when delivered, if personally delivered, (ii) on the next Business Day after tender for delivery if delivered by reputable overnight courier service.
11.2 Governing Law. THIS NOTE AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATING TO THIS NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES WHICH WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION OTHER THAN THE STATE OF NEW YORK.
11.3 Submission to Jurisdiction. Each Borrower hereby irrevocably and unconditionally (i) agrees that any legal action, suit or proceeding arising out of or relating to this Note may be brought in the state and federal courts located in the State of New York, County of New York, Borough of Manhattan and (ii) submits to the jurisdiction of any such court in any such action, suit or proceeding. Final judgment against any Borrower in any action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment. Nothing in this Section 11.3 shall affect the right of the Lenders to (i) commence legal proceedings or otherwise sue the Borrowers in any other court having jurisdiction over the Borrowers or (ii) serve process upon the Borrowers in any manner authorized by the Laws of any such jurisdiction.
11.4 Venue. The Borrowers irrevocably and unconditionally waive, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Note in any court referred to in Section 11.3 and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
11.5 Waiver of Jury Trial. EACH BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY.
11.6 Counterparts; Integration; Effectiveness. This Note and any amendments, waivers, consents or supplements hereto may be executed in counterparts, each of which shall constitute an original, but all taken together shall constitute a single instrument. This Note and the Agreement Re: Secured Notes constitute the entire agreement between

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the Parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto (except as set forth in Section 11.16). Delivery of an executed counterpart of a signature page to this Note by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Note.
11.7 Costs. The Borrowers agree to pay to the Lenders the costs and expenses (excluding, for the avoidance of doubt, net income and other taxes) incurred by the Lenders, including legal fees, in connection with (a) preparation, negotiation, execution, delivery and administration of the Note Documents, (b) the transactions contemplated by the Note Documents, including, but not limited to amendments, waivers or other modification to any Note Document, whether or not such document is executed or the proposed transactions hereunder or thereunder are consummated, (c) monitoring the Lenders’ rights with respect to the Obligations under this Note, (d) any enforcement or collection of this Note or any rights hereunder, in each case, including reasonable attorneys’ fees, expenses, and court costs through all appellate proceedings, and (e) to the extent not included in the foregoing, reasonable attorneys’ fees, costs and expenses incurred in connection with a workout or restructuring and which shall not include, without the consent of the Parent Borrower, the fees and expenses of a third party financial advisor.
11.8 Successors and Assigns. The Borrowers may not assign or transfer this Note or any of its rights hereunder without the prior written consent of the Lenders. Prior to the occurrence of an Event of Default and except for an assignment or transfer of this Note to one of its controlled Affiliates, the Lenders may not otherwise assign or transfer this Note or any of its rights hereunder without the prior written consent of the Parent Borrower. Following the occurrence and during the continuance of any Event of Default, the Lenders may freely assign or transfer this Note and/or any of its rights hereunder and under any of the Note Documents. This Note shall inure to the benefit of, and be binding upon, the Borrowers’ and the Lenders’ respective permitted assigns.
11.9 Waiver of Notice. The Borrowers hereby waive demand for payment, presentment for payment, protest, notice of payment, notice of dishonor, notice of nonpayment, notice of acceleration of maturity and diligence in taking any action to collect sums owing hereunder.
11.10 Interpretation. For purposes of this Note: (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Note as a whole. The definitions given for any defined terms in this Note shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless the context otherwise requires, references herein: (x) to Schedules, Exhibits and Sections mean the Schedules, Exhibits and Sections of this Note; (y) to an agreement, instrument or

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other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Note shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.
11.11 Amendments and Waivers. No term of this Note may be waived, modified or amended except by an instrument in writing signed by all of the Parties hereto. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.
11.12 Headings. The headings of the various Sections and subsections herein are for reference only and shall not define, modify, expand or limit any of the terms or provisions hereof.
11.13 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising on the part of the Lenders, of any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.
11.14 Severability. If any term or provision of this Note is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Note or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties hereto shall negotiate in good faith to modify this Note so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
11.15 Further Assurances. The Parties irrevocably (i) consent to the transactions contemplated hereby and (ii) shall sign (or cause to be signed) all further documents, do (or cause to be done) all further acts, and provide all assurances as may reasonably be necessary or desirable to give effect to the terms of this Note.
11.16 Amendment and Restatement. This Notes amends and restates each of the following notes in its entirety: (i) Secured Note, dated August 7, 2018, issued by certain Borrowers in favor of the Lenders, for an aggregate principal amount of US $35,000,000 and (ii) Secured Note, dated January 22, 2019, issued by certain Borrowers in favor of the Lenders, for an aggregate principal amount of US $7,50,000 (collectively, the “Existing Great American Notes”). On and from the Closing Date, all obligations of the Borrowers to the Lenders under the Existing Great

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American Notes shall be governed by and deemed to be outstanding under this Note, and the terms of the Existing Great American Notes shall have no further effect, except that the grant of security interests and Liens under and pursuant to the Existing Great American Notes shall continue unaltered to secure, support and otherwise benefit the obligations of the Borrowers under the Existing Great American Notes and this Note and the foregoing shall continue in full force and effect in accordance with its terms except as expressly amended thereby or hereby, and the parties hereto ratify and confirm the terms thereof as being in full force and effect and unaltered by this Note. It is hereby accepted and agreed that this Note does not constitute a novation, satisfaction, payment or reborrowing of any obligation under the Existing Great American Notes.
[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Borrowers have executed this Note as of the date first written above.
HC2 BROADCASTING HOLDINGS INC.,
as the Parent Borrower

By:   /s/ Philip A. Falcone
        Name: Philip A. Falcone
        Title: Executive Chairman, President and
         CEO

HC2 BROADCASTING INTERMEDIATE HOLDINGS INC.,
as the Intermediate Borrower

By:   /s/ Philip A. Falcone
        Name: Philip A. Falcone
        Title: Executive Chairman, President and
         CEO

HC2 STATION GROUP, INC.,
as a Subsidiary Borrower

By:   /s/ Philip A. Falcone
        Name: Philip A. Falcone
        Title: Executive Chairman, President and
         CEO

HC2 LPTV HOLDINGS, INC.,
as a Subsidiary Borrower

By:   /s/ Philip A. Falcone
        Name: Philip A. Falcone
        Title: Executive Chairman, President and
         CEO

Signature Page to Great American Secured Note
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HC2 BROADCASTING INC.,
as a Subsidiary Borrower

By:   /s/ Philip A. Falcone
        Name: Philip A. Falcone
        Title: Executive Chairman, President and
         CEO

HC2 NETWORK INC.,
as a Subsidiary Borrower

By:   /s/ Philip A. Falcone
        Name: Philip A. Falcone
        Title: Executive Chairman, President and
         CEO
Accepted and agreed:

GREAT AMERICAN LIFE INSURANCE COMPANY,
as a Lender

By:  /s/ Mark F. Muething
        Name: Mark F. Muething
        Title: President

GREAT AMERICAN INSURANCE COMPANY,
as a Lender

By:
        Name: Stephen C. Beraha
        Title: Assistant Vice President

Accepted and agreed:

GREAT AMERICAN LIFE INSURANCE COMPANY,
Signature Page to Great American Secured Note
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as a Lender

By:
        Name: Mark F. Muething
        Title: President

GREAT AMERICAN INSURANCE COMPANY,
as a Lender

By:  /s/ Stephen C. Bernha
        Name: Stephen C. Beraha
        Title: Assistant Vice President

Signature Page to Great American Secured Note
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ANNEX I
SCHEDULE OF LENDERS

Lenders	Jurisdiction of Organization	Principal Amount
Great American Life Insurance Company	Ohio	US $25,500,000
Great American Insurance Company	Ohio	US $17,000,000
Total: US $42,500,000

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SCHEDULE 7.1(r)
LIST OF PROPERTIES FOR LANDLORD WAIVER

Property Description	Zip Code/ Postal Code	Legal Entity	Vendor/Tenant Name
450 PARK AVE, 29TH FL, New York, NY	10022	HC2 Broadcasting Holdings Inc.	450 Property Owner (US), LLC
Building - 10893 NW 17TH ST, UNIT 113, Doral, FL	33172	HC2 Broadcasting Holdings Inc.	Agrosilca 2018 Investment LLC
Building - 2945 SENIOR RD, Missouri City, TX	77459	HC2 Station Group, Inc.	American Tower, L.P.
Building - 1204 W BELT LINE RD, Cedar Hill, TX	75104	HC2 Station Group, Inc.	Richland Dallas Tower, LLC
Media Gateway, Little Rock, AR	72211	HC2 Station Group, Inc. and DTV American Corporation	Media Gateway
Empire State Building Leased Facility WEDW Channel Share	10118	HC2 Station Group, Inc.	Connecticut Public Broadcasting

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SCHEDULE 7.2(i)
EXCLUDED AGREEMENTS
(1) Shared Services Agreement, dated December 13, 2017, by and among HC2 Broadcasting Holdings Inc., HC2 Broadcasting Inc., HC2 LPTV Holdings, Inc., HC2 Station Group, Inc. and HC2 Network Inc.
(2) Guaranty Agreement, dated November 9, 2017, by and between HC2 Broadcasting Inc. and Bella Spectra Corporation.
(3) Guaranty Agreement, dated November 9, 2017, by and between HC2 Broadcasting Inc. and Tiger Eye Licensing, L.L.C.
(4) Guaranty Agreement, dated November 9, 2017, by and between HC2 Broadcasting Inc. and Tiger Eye Broadcasting Corporation.
(5) Guaranty Agreement, dated November 9, 2017, by and between HC2 Broadcasting Inc. and King Forward, Inc.

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SCHEDULE 7.3(d)
ACTIONS, ORDERS, PROCEEDINGS, INVESTIGATIONS
(1) DTV America Corp., et al., Order and Consent Decree, 32 FCC Rcd 9129 (MB Oct. 31, 2017);
(2) Mako Communications LLC, Order and Consent Decree, 31 FCC Rcd 112 (MB Jan. 13, 2016);
(3) Una Vez Mas Las Vegas License, LLC Licensee of KHDF-CA, Las Vegas, NV Facility Id No. 66807, Forfeiture Order, 22 FCC Rcd 6355 (EB Mar. 28, 2007).

_____________________________________
1. The Parties to the Order and Consent Decree include DTV America Corporation, King Forward, Inc., Tiger Eye Broadcasting Corporation, and Tiger Eye Licensing, LLC, as licensees, and HC2 Broadcasting Inc. and HC2 Broadcasting License Inc., as proposed assignees/transferees and successors-in-interest. The Parties agreed to implement a compliance plan for three years (i.e. until October 31, 2020). The FCC authorizations subject to the Consent Decree are listed in Appendix A to the Consent Decree.
2. Mako Communications LLC (“Mako”), predecessor-in-interest to HC2 LPTV Station Group, entered into a Consent Decree with the FCC’s Media Bureau to resolve alleged violations of the FCC’s public inspection file rules by station KNBX-CD (FID 33819). Mako and its successors-in-interest agreed to implement a compliance plan for two years (i.e., until January 13, 2018) under the terms of the Consent Decree. The requirements of this Order and Consent Decree have likely been satisfied or expired but are noted here out of an abundance of caution.
3. The FCC found Una Vez Mas Las Vegas License, LLC, predecessor-in-interest to HC2 Station Group, liable for a monetary forfeiture in the amount of $6,400 for willful and repeated violation of section 73.3526 of the FCC’s rules by KHDF-CA (FID 66807). The requirements of this Order and Consent Decree have likely been satisfied or expired but are noted here out of an abundance of caution.

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SCHEDULE 7.3(f)
TAXES
None.

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SCHEDULE 7.3(h)
ORGANIZATIONAL CHART

# HC2 Broadcasting Entity Structure Chart

HC2 Broadcasting Holdings Inc. (DE)
HC2 Broadcasting Intermediate Holdings Inc. (DE)
HC2 Broadcasting Inc. (DE)
HC2 Station Group, Inc. (DE)
HC2 Network Inc. (DE)
HC2 LPTV Holdings, Inc. (DE)
43.22%
DTV America Corporation (DE)
HC2 Broadcasting License Inc. (DE)

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SCHEDULE 7.3(i)
CAPITALIZATION,
PREEMPTIVE RIGHTS,
STOCK OPTIONS AND WARRANTS

A.CAPITALIZATION

HC2 Broadcasting Intermediate Holdings Inc.
Common Stock
Total Authorized: 100 shares of Common Stock, $.001 par value per share.

Shareholder	# of Shares	% of Shares
HC2 Broadcasting Holdings Inc.	100	100%

Total Issued	100	100.00%

HC2 Broadcasting Inc.
Common Stock
Total Authorized: 100 shares of Common Stock, $.001 par value per share.

Shareholder	# of Shares	% of Shares
HC2 Broadcasting Intermediate Holdings Inc.	100	100%

Total Issued	100	100.00%

HC2 LPTV Holdings, Inc.
Common Stock
Total Authorized: 100 shares of Common Stock, $.001 par value per share.

Shareholder	# of Shares	% of Shares
HC2 Broadcasting Intermediate Holdings Inc.	100	100%

Total Issued	100	100.00%

HC2 Network Inc.
Common Stock
Total Authorized: 100 shares of Common Stock, $.001 par value per share.
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Shareholder	# of Shares	% of Shares
HC2 Broadcasting Intermediate Holdings Inc.	100	100%

Total Issued	100	100.00%

HC2 Station Group, Inc.
Common Stock
Total Authorized: 100 shares of Common Stock, $.001 par value per share.

Shareholder	# of Shares	% of Shares
HC2 Broadcasting Intermediate Holdings Inc.	100	100%

Total Issued	100	100.00%

DTV America Corporation
Common Stock
Total Authorized: 60,000,00 shares of Common Stock, $.01 par value per share.

Shareholder	# of Shares	% of Shares
HC2 Broadcasting Inc.	13,200,158	43.22%
Continental General Insurance Company	2,089,574	6.84%
Others	15,253,049	49.94%

Total Issued	30,542,781	100.00%

HC2 Broadcasting License Inc.

Common Stock
Total Authorized: 100 shares of Common Stock, $.001 par value per share.

Shareholder	# of Shares	% of Shares
HC2 Broadcasting Inc.	100	100%

Total Issued	100	100.00%

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B.PREEMPTIVE RIGHTS

1)Continental Letter Agreement
2)Securities Purchase Agreement, dated as of July 15, 2015, between DTV America Corporation, a Delaware corporation and each purchase identified on signature pages thereto.

C. STOCK OPTIONS AND WARRANTS

[see attached]

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EXHIBIT A

Officer’s Certificate

(see attached)

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OFFICER’S CERTIFICATE

October 24, 2019
Reference is made to (i) that certain Amended and Restated Secured Note, dated as of the date hereof (the “Great American Note”), among HC2 Broadcasting Holdings Inc., a Delaware corporation (the “Parent Borrower”), the other Borrowers party thereto, and Great American Life Insurance Company and Great American Insurance Company, each as a Lender, and (ii) that certain Secured Note dated as of the date hereof (the “MSD Note” and, together with the Great American Note, the “Secured Notes” and each, a “Secured Note”), among the Parent Borrower, each other Borrower party thereto, and MSD PCOF Partners XVIII, LLC, as Lender.
The undersigned officer of the Parent Borrower, in his capacity as such (and not in such officer’s individual capacity), does hereby certify as of the date hereof that:
1.The representations and warranties of each Borrower contained in Section 7.3 of each Secured Note, or which are contained in the applicable Note Document furnished on the date hereof, are true and correct in all material respects (unless any such representation or warranty is subject to a materiality qualifier, in which case such representation or warranty is true and correct in all respects) on and as of the date of the Disbursement.
2.No consent, license, or approval is required in connection with the execution, delivery, or performance by any Borrower of any Secured Note or any other Note Document.
3.No Default exists, or will result from the Disbursement on the date hereof or from the application of the proceeds thereof.
Capitalized terms used but not defined herein have the meanings given to such terms in the applicable Secured Note.
* * *

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IN WITNESS WHEREOF, the undersigned has hereunto signed this Officer’s Certificate as of the date first written above.

HC2 BROADCASTING HOLDINGS INC.

By: ___________________________________
 Name: Ivan P. Minkov
 Title: Chief Financial Officer

Signature Page to Officer’s Certificate

EXHIBIT B

UCC Financing Statement Amendment

(see attached)

Signature Page to Officer’s Certificate

[redacted]

# UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
UCC Filing Department 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)
alb.UCC.filings@cogencyglobal.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

COGENCY GLOBAL INC.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2019 3725970 05/30/2019

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes:
This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to:
☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c
☐ ADD name: Complete item 7a or 7b, and item 7c
☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

| 6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX |
|---|---|---|---|
| | | | |

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

| 7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
|---|---|---|---|---|
| | | | | |

8. ☒ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☒ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

All assets of the Debtor of every kind and nature, whether now owned or hereafter acquired and wherever located, and all proceeds and products thereof.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Great American Life Insurance Company

OR

| 9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX |
|---|---|---|---|
| | | | |

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: HC2 BROADCASTING HOLDINGS INC. F#689294 A#980840

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11) International Association of Commercial Administrators (IACA)

Signature Page to Officer’s Certificate

[redacted]

# UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
UCC Filing Department 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)
alb.UCC.filings@cogencyglobal.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

COGENCY GLOBAL INC.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2019 3726085 05/30/2019

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes:
This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to:
☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c
☐ ADD name: Complete item 7a or 7b, and item 7c
☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR 6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME

OR 7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

8. ☒ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☒ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:
All assets of the Debtor of every kind and nature, whether now owned or hereafter acquired and wherever located, and all proceeds and products thereof.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Great American Insurance Company

OR 9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: HC2 BROADCASTING HOLDINGS INC.
F#689297
A#980842

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

Signature Page to Officer’s Certificate

[redacted]

# UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
UCC Filing Department 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)
alb.UCC.filings@cogencyglobal.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

COGENCY GLOBAL INC.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

| 1a. ORGANIZATION'S NAME | | | | |
|---|---|---|---|---|
| HC2 Broadcasting Intermediate Holdings Inc. | | | | |
| OR 1b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | | SUFFIX |
| | | | | |
| 1c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
| 450 Park Avenue, 30th Floor | New York | NY | 10022 | US |

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

| 2a. ORGANIZATION'S NAME | | | | |
|---|---|---|---|---|
| | | | | |
| OR 2b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | | SUFFIX |
| | | | | |
| 2c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
| | | | | |

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

| 3a. ORGANIZATION'S NAME | | | | |
|---|---|---|---|---|
| Great American Life Insurance Company | | | | |
| OR 3b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | | SUFFIX |
| | | | | |
| 3c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
| 301 East Fourth Street 27th Floor | Cincinnati | OH | 45202 | US |

4. COLLATERAL: This financing statement covers the following collateral:

All assets of the Debtor of every kind and nature, whether now owned or hereafter acquired and wherever located, and all proceeds and products thereof.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State

F#710799
A#980836

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

Signature Page to Officer’s Certificate

## UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
UCC Filing Department 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)
alb.UCC.filings@cogencyglobal.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

COGENCY GLOBAL INC.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

| 1a. ORGANIZATION'S NAME | | | |
|---|---|---|---|
| HC2 Broadcasting Intermediate Holdings Inc. | | | |
| OR 1b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX |
| | | | |

| 1c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
|---|---|---|---|---|
| 450 Park Avenue, 30th Floor | New York | NY | 10022 | US |

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

| 2a. ORGANIZATION'S NAME | | | |
|---|---|---|---|
| | | | |
| OR 2b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX |
| | | | |

| 2c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
|---|---|---|---|---|
| | | | | |

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

| 3a. ORGANIZATION'S NAME | | | |
|---|---|---|---|
| Great American Insurance Company | | | |
| OR 3b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX |
| | | | |

| 3c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
|---|---|---|---|---|
| 301 East Fourth Street 27th Floor | Cincinnati | OH | 45202 | US |

4. COLLATERAL: This financing statement covers the following collateral:

All assets of the Debtor of every kind and nature, whether now owned or hereafter acquired and wherever located, and all proceeds and products thereof.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box:
☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box:
☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State

F#710800
A#980837

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

Signature Page to Officer’s Certificate

[redacted]

# UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
UCC Filing Department 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)
alb.UCC.filings@cogencyglobal.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

COGENCY GLOBAL INC.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

| 1a. ORGANIZATION'S NAME | | | | |
|---|---|---|---|---|
| HC2 Network Inc. | | | | |
| OR 1b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | | SUFFIX |
| | | | | |
| 1c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
| 450 Park Avenue, 30th Floor | New York | NY | 10022 | US |

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

| 2a. ORGANIZATION'S NAME | | | | |
|---|---|---|---|---|
| | | | | |
| OR 2b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | | SUFFIX |
| | | | | |
| 2c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
| | | | | |

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

| 3a. ORGANIZATION'S NAME | | | | |
|---|---|---|---|---|
| Great American Insurance Company | | | | |
| OR 3b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | | SUFFIX |
| | | | | |
| 3c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
| 301 East Fourth Street 27th Floor | Cincinnati | OH | 45202 | US |

4. COLLATERAL: This financing statement covers the following collateral:

All assets of the Debtor of every kind and nature, whether now owned or hereafter acquired and wherever located, and all proceeds and products thereof.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State
F#710801
A#980838

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

Signature Page to Officer’s Certificate

[redacted]

# UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
UCC Filing Department 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)
alb.UCC.filings@cogencyglobal.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

COGENCY GLOBAL INC.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

| 1a. ORGANIZATION'S NAME | | | | |
|---|---|---|---|---|
| HC2 Network Inc. | | | | |
| OR 1b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | | SUFFIX |
| | | | | |
| 1c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
| 450 Park Avenue, 30th Floor | New York | NY | 10022 | US |

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

| 2a. ORGANIZATION'S NAME | | | | |
|---|---|---|---|---|
| | | | | |
| OR 2b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | | SUFFIX |
| | | | | |
| 2c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
| | | | | |

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

| 3a. ORGANIZATION'S NAME | | | | |
|---|---|---|---|---|
| Great American Life Insurance Company | | | | |
| OR 3b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | | SUFFIX |
| | | | | |
| 3c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
| 301 East Fourth Street 27th Floor | Cincinnati | OH | 45202 | US |

4. COLLATERAL: This financing statement covers the following collateral:

All assets of the Debtor of every kind and nature, whether now owned or hereafter acquired and wherever located, and all proceeds and products thereof.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State F#710802 A#980839

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) International Association of Commercial Administrators (IACA)

Signature Page to Officer’s Certificate

[redacted]

# UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
UCC Filing Department 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)
alb.UCC.filings@cogencyglobal.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

COGENCY GLOBAL INC.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

| 1a. ORGANIZATION'S NAME | | | | |
|---|---|---|---|---|
| HC2 Broadcasting Inc. | | | | |
| OR 1b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | | SUFFIX |
| | | | | |
| 1c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
| 450 Park Avenue, 30th Floor | New York | NY | 10022 | US |

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

| 2a. ORGANIZATION'S NAME | | | | |
|---|---|---|---|---|
| | | | | |
| OR 2b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | | SUFFIX |
| | | | | |
| 2c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
| | | | | |

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

| 3a. ORGANIZATION'S NAME | | | | |
|---|---|---|---|---|
| Great American Insurance Company | | | | |
| OR 3b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | | SUFFIX |
| | | | | |
| 3c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
| 301 East Fourth Street 27th Floor | Cincinnati | OH | 45202 | US |

4. COLLATERAL: This financing statement covers the following collateral:

All assets of the Debtor of every kind and nature, whether now owned or hereafter acquired and wherever located, and all proceeds and products thereof.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State

F#710809
A#980848

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

Signature Page to Officer’s Certificate

[redacted]

# UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
UCC Filing Department 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)
alb.UCC.filings@cogencyglobal.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

COGENCY GLOBAL INC.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: HC2 Broadcasting Inc.

OR

| 1b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | | SUFFIX |
|---|---|---|---|---|
| | | | | |
| **1c. MAILING ADDRESS** | **CITY** | **STATE** | **POSTAL CODE** | **COUNTRY** |
| 450 Park Avenue, 30th Floor | New York | NY | 10022 | US |

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

| 2b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | | SUFFIX |
|---|---|---|---|---|
| | | | | |
| **2c. MAILING ADDRESS** | **CITY** | **STATE** | **POSTAL CODE** | **COUNTRY** |
| | | | | |

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: Great American Life Insurance Company

OR

| 3b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | | SUFFIX |
|---|---|---|---|---|
| | | | | |
| **3c. MAILING ADDRESS** | **CITY** | **STATE** | **POSTAL CODE** | **COUNTRY** |
| 301 East Fourth Street 27th Floor | Cincinnati | OH | 45202 | US |

4. COLLATERAL: This financing statement covers the following collateral:

All assets of the Debtor of every kind and nature, whether now owned or hereafter acquired and wherever located, and all proceeds and products thereof.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State

F#710810
A#980849

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

Signature Page to Officer’s Certificate

[redacted]

# UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
UCC Filing Department 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)
alb.UCC.filings@cogencyglobal.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

COGENCY GLOBAL INC.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2018 5438193 08/07/2018

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes:
This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to:
☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c
☐ ADD name: Complete item 7a or 7b, and item 7c
☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR 6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME

OR 7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

8. ☒ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☒ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

All assets of the Debtor of every kind and nature, whether now owned or hereafter acquired and wherever located, and all proceeds and products thereof.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Great American Insurance Company

OR 9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: HC2 Station Group, Inc.
F#710807
A#980846

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

Signature Page to Officer’s Certificate

[redacted]

# UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
UCC Filing Department 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)
alb.UCC.filings@cogencyglobal.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

COGENCY GLOBAL INC.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2018 5438086 08/07/2018

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes:
This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to:
☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c
☐ ADD name: Complete item 7a or 7b, and item 7c
☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR 6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME

OR 7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

8. ☒ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☒ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

All assets of the Debtor of every kind and nature, whether now owned or hereafter acquired and wherever located, and all proceeds and products thereof.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Great American Life Insurance Company

OR 9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: HC2 STATION GROUP, INC.

F#711203
A#981517

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

Signature Page to Officer’s Certificate

[redacted]

# UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
UCC Filing Department 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)
alb.UCC.filings@cogencyglobal.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

COGENCY GLOBAL INC.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2018 5437823 08/07/2018

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes:
This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to:
☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c
☐ ADD name: Complete item 7a or 7b, and item 7c
☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)
6a. ORGANIZATION'S NAME
OR
6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)
7a. ORGANIZATION'S NAME
OR
7b. INDIVIDUAL'S SURNAME
INDIVIDUAL'S FIRST PERSONAL NAME
INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

8. ☒ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☒ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

All assets of the Debtor of every kind and nature, whether now owned or hereafter acquired and wherever located, and all proceeds and products thereof.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Great American Insurance Company
OR
9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: HC2 LPTV Holdings, Inc.
F#711204
A#981518

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

Signature Page to Officer’s Certificate

[redacted]

# UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
UCC Filing Department 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)
alb.UCC.filings@cogencyglobal.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

COGENCY GLOBAL INC.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2018 5437971 08/07/2018

1b. [ ] This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. [ ] TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. [ ] ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. [ ] CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. [ ] PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects [ ] Debtor or [ ] Secured Party of record
AND Check one of these three boxes to: [ ] CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c [ ] ADD name: Complete item 7a or 7b, and item 7c [ ] DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)
6a. ORGANIZATION'S NAME

OR 6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)
7a. ORGANIZATION'S NAME

OR 7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

8. [X] COLLATERAL CHANGE: Also check one of these four boxes: [ ] ADD collateral [ ] DELETE collateral [X] RESTATE covered collateral [ ] ASSIGN collateral

Indicate collateral:

All assets of the Debtor of every kind and nature, whether now owned or hereafter acquired and wherever located, and all proceeds and products thereof.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here [ ] and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Great American Life Insurance Company

OR 9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: HC2 LPTV Holdings, Inc.
F#711206
A#981520

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

Signature Page to Officer’s Certificate

EXHIBIT B
Intercreditor Agreement

Exhibit B
1803391.06-NYCSR03A - MSW

Execution Version

INTERCREDITOR AGREEMENT
dated as of October 24 2019,
among
HC2 BROADCASTING HOLDINGS INC.,
the other BORROWERS and GRANTORS party hereto,
MSD PCOF PARTNERS XVIII, LLC
and
GREAT AMERICAN INSURANCE COMPANY and
GREAT AMERICAN LIFE INSURANCE COMPANY
and
GREAT AMERICAN LIFE INSURANCE COMPANY,
as the Collateral Agent

1810980.01-NYCSR03A - MSW

INTERCREDITOR AGREEMENT dated as of October 24, 2019 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), among HC2 BROADCASTING HOLDINGS INC., a Delaware corporation (the “Parent Borrower”), HC2 STATION GROUP, INC., a Delaware corporation (“HC2 Station Group”), HC2 LPTV HOLDINGS, INC., a Delaware corporation (“HC2 LPTV”), HC2 BROADCASTING INC., a Delaware corporation (“HC2 Broadcasting”), HC2 NETWORK INC., a Delaware corporation (“HC2 Network”) and together with HC2 Station Group, HC2 LPTV, HC2 Broadcasting, HC2 Network, collectively, the “Subsidiary Borrowers”), HC2 BROADCASTING INTERMEDIATE HOLDINGS INC., a Delaware corporation (the “Intermediate Parent” and, together with the Parent Borrower and the Subsidiary Borrowers, the “Borrowers” and each, a “Borrower”), the other Grantors party hereto, MSD PCOF PARTNERS XVIII, LLC, as lender under the MSD Agreement (“MSD”), GREAT AMERICAN LIFE INSURANCE COMPANY (“GALIC”) and GREAT AMERICAN INSURANCE COMPANY, as lenders under the Great American Agreement (collectively, “Great American”) and GALIC, as Collateral Agent for the benefit of the Secured Lenders.
The parties hereto agree as follows:
ARTICLE I
Definitions
SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Agreement” has the meaning assigned to such term in the preamble hereto.
“Applicable Authorized Representative” means, with respect to any Shared Collateral, (i) until the earlier of (a) the expiration of the Standstill Period and (b) the Discharge of First Lien Obligations that are MSD Agreement Obligations, MSD; and (ii) after the earlier of (a) the expiration of the Standstill Period and (b) the Discharge of First Lien Obligations that are MSD Agreement Obligations, Great American.
“Amend” means, in respect of any agreement, to amend, restate, supplement, waive or otherwise modify such agreement, in whole or in part. The terms “Amended” and “Amendment” shall have correlative meanings.
“Authorized Officer” means, with respect to any Person, the chief executive officer, the chief financial officer, principal accounting officer, any vice president, treasurer, general counsel, secretary or another executive officer of such Person.

1810980.01-NYCSR03A - MSW

“Bankruptcy Code” means the provisions of Chapter 11 of Title 11 of the United States Code 11 U.S.C. §§ 101 et seq., as amended from time to time, or any replacement, supplemental or successor federal statute, and all rules and regulations promulgated thereunder.
“Bankruptcy Law” means the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.
“Borrowers” and “Borrower” have the respective meaning assigned to such terms in the preamble hereto.
“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.
“Class”, when used in reference to (a) any First Lien Obligations, refers to whether such First Lien Obligations are the MSD Agreement Obligations or the Great American Agreement Obligations, (b) any Secured Lender, refers to whether such Secured Lender is MSD or Great American, and (c) any Secured Credit Documents, refers to whether such Secured Credit Documents are the MSD Agreement Documents or the Great American Agreement Documents.
“Collateral” means all assets of any of the Borrowers or any of the Grantors now or hereafter subject to a Lien securing or purporting to secure any First Lien Obligation.
“Collateral Agent” has the meaning assigned to such term in Section 4.01(a).
“Control” has the meaning assigned thereto in the definition of “Affiliate”.
“Controlled Shared Collateral” means all certificated securities, promissory notes, securities accounts and deposit accounts (as each such term is defined in the UCC) other than any Excluded Collateral (as such term is defined in the MSD Agreement).
“Discharge” means, with respect to First Lien Obligations of any Class, (a) payment in full in cash of the principal of and interest on (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such Insolvency or Liquidation Proceeding), and premium, if any, on, all Indebtedness outstanding under the Secured Credit Documents of such Class, (b) payment in full of all other First Lien Obligations of such Class that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, and (c) termination or expiration of all commitments to lend under the Secured Credit Documents of such Class.
“Enforcement Action” means any action to enforce or attempt to enforce any right or remedy available under the Secured Credit Documents, applicable law or otherwise, including (a) any action to accelerate the maturity of, or demand as immediately due and payable, all or any part of the MSD Agreement Obligations or the Great American Agreement Obligations, as the case may be, (b) any action to sue for or exercise any right of set-off, (c) any action to commence, continue or participate in any judicial, arbitral or other proceeding, or any other

1810980.01-NYCSR03A - MSW

collection or enforcement action of any kind, against any Borrower or any Grantor or the Shared Collateral (including any Insolvency or Liquidation Proceeding), seeking, directly or indirectly, to enforce any rights or remedies, or to enforce any of the obligations incurred by any Borrower or any Grantor or any Lien granted by any Borrower or any Grantor, under or in connection with the MSD Agreement Obligations or the Great American Agreement Obligations or the documents relating thereto, (d) any action to commence or pursue any judicial, arbitral or other proceeding or legal action of any kind, seeking injunctive or other equitable relief to prohibit, limit or impair the commencement or pursuit by any Secured Lender of any of its rights or remedies under or in connection with the Secured Credit Documents or otherwise available to any Secured Lender under applicable law, (e) any action in respect of such the Shared Collateral under the provisions of any state, local, federal or foreign law, including, without limitation, the Uniform Commercial Code as in effect in any applicable jurisdiction, or under any document relating to such Shared Collateral, to foreclose upon, take possession of or sell any Shared Collateral or any other property or assets of any Borrower or any Grantor, (f) the taking of any action to enforce or realize upon any Lien, including the institution of any private or judicial foreclosure or sale proceedings or the noticing of any public or private sale or other disposition pursuant to Article 9 of the Uniform Commercial Code or otherwise, (g) the exercise of any right or remedy as a secured creditor or otherwise on account of a Lien under the Secured Credit Documents, applicable law, in an Insolvency or Liquidation Proceeding or otherwise, (h) the taking of any action or the exercise of any right or remedy in respect of the collection on, taking possession of, set-off against, marshaling of, or foreclosure on the Shared Collateral or the proceeds of Shared Collateral, (i) the sale, lease, license, or other disposition of all or any portion of the Shared Collateral, by private or public sale, other disposition or any other means permissible under applicable law, (j) the exercise of any other enforcement right relating to the Shared Collateral (including the exercise of any voting rights relating to any equity interests and including any right of recoupment or set-off) whether under the Secured Credit Documents, applicable law, in an Insolvency or Liquidation Proceeding or otherwise, or (k) any action against or involving the Shared Collateral or the exercise of any remedy or the taking of any other action with respect thereto.
“Event of Default” means an “Event of Default” (or similar event, however denominated) as defined in any Secured Credit Document.
“First Lien Obligations” means (a) all the MSD Agreement Obligations and (b) all the Great American Agreement Obligations.
“GALIC” has the meaning assigned to such term in the preamble hereto.
“Grantor Joinder Agreement” means a supplement to this Agreement substantially in the form of Exhibit I.
“Grantors” means, at any time, each Borrower and each Subsidiary that, at such time, pursuant to Secured Credit Documents of any Class have granted a Lien on any of its assets to secure any First Lien Obligations of such Class.
“Great American” has the meaning assigned to such term in the preamble hereto, together with any successor or permitted assignee under the Great American Agreement.

1810980.01-NYCSR03A - MSW

“Great American Agreement” means the Amended and Restated Secured Note dated as of October 24, 2019 by and among HC2 Station Group, HC2 LPTV, and Great American Life Insurance Company and Great American Insurance Company as Lenders thereunder as such agreement may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, in accordance with the terms hereof.
“Great American Agreement Cap” means, as of any date of determination, the result of (a) an amount (which amount shall be increased by the amount of all interest, fees and premiums as and when the same accrues or becomes due and payable, irrespective of whether the same is added to the principal amount of the Great American Agreement Indebtedness and including the same as would accrue and become due but for the commencement of an Insolvency or Liquidation Proceeding, whether or not such amounts are allowed or allowable, in whole or in part, in any such Insolvency or Liquidation Proceeding) equal to one hundred and ten percent (110%) of $42,500,000, minus (b) the aggregate amount of all regularly scheduled repayments and mandatory and voluntary prepayments of principal of the loan obligations under the Great American Agreement.
“Great American Agreement Documents” means the Great American Agreement this Agreement, and any other document or instrument executed or delivered in connection with the transactions contemplated under the Great American Agreement.
“Great American Agreement Indebtedness” means, as of any date of determination, the Loans, as defined in and outstanding under the Great American Agreement as of such date.
“Great American Agreement Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of any Borrower arising under any Great American Agreement Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Borrower or any Affiliate thereof or any proceeding under any debtor relief law naming such person as the debtor in such proceeding, regardless of whether such interest or fees are allowed or allowable in such proceeding.
“Impairment” has the meaning assigned to such term in Section 2.02.
“Indebtedness” means, as to any Person at a particular time, without duplication, all indebtedness of such Person for borrowed money; all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; all non-contingent obligations of such Person in respect of letters of credit, bankers’ acceptances or other similar instruments, excluding obligations in respect of trade letters of credit or bankers’ acceptances issued in respect of trade payables; all obligations of such Person to pay the deferred and unpaid purchase price of property or services which would have been recorded as liabilities under GAAP, excluding trade payables arising in the ordinary course of business; all obligations of such Person as lessee under capital leases (other than the interest component thereof); and all indebtedness of other Persons guaranteed by such Person to the extent so guaranteed.

1810980.01-NYCSR03A - MSW

“Insolvency or Liquidation Proceeding” means:
(a) any case commenced by or against any Borrower or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, receivership, recapitalization or adjustment or marshalling of the assets or liabilities of any Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to any Borrower or any other Grantor or its assets or any similar case or proceeding relative to any Borrower or any other Grantor or its creditors or its assets, as such, in each case whether or not voluntary;
(b) any liquidation, dissolution, marshalling of assets or liabilities, assignment for the benefit of creditors or other winding up of or relating to any Borrower or any other Grantor or its assets, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency and whether or not in a court supervised proceeding; or
(c) any other proceeding of any type or nature in which substantially all claims of creditors of any Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.
“Intervening Creditor” has the meaning assigned to such term in Section 2.02.
“Intervening Lien” has the meaning assigned to such term in Section 2.02.
“Lien” means, with respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset.
“MSD” has the meaning assigned to such term in the preamble hereto, together with any successor or permitted assignee under the MSD Agreement.
“MSD Agreement” means the Secured Note dated as of October 24, 2019 by and among the Borrowers and MSD PCOF PARTNERS XVIII, LLC, as Lender thereunder, as such agreement may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time in accordance with the terms hereof.
“MSD Agreement Cap” means, as of any date of determination, the result of (a) an amount (which amount shall be increased by the amount of all interest, fees and premiums, as and when the same accrues or becomes due and payable, irrespective of whether the same is added to the principal amount of the MSD Agreement Indebtedness and including the same as would accrue and become due but for the commencement of an Insolvency or Liquidation Proceeding, whether or not such amounts are allowed or allowable, in whole or in part, in any such Insolvency or Liquidation Proceeding) equal to one hundred ten percent (110%) of $36,225,000, minus (b) the aggregate amount of all regularly scheduled repayments and mandatory and voluntary prepayments of principal of the term loan obligations under the MSD Agreement (other than payments of such loan obligations in connection with a Refinancing thereof).
“MSD Agreement DIP Cap” means, after the commencement of an Insolvency or Liquidation Proceeding by any Borrower or any of such Borrower’s subsidiaries, but solely in

1810980.01-NYCSR03A - MSW

the event any holder of MSD Agreement Indebtedness provides DIP Financing in such Insolvency or Liquidation Proceeding, an amount equal to ten percent (10%) of the MSD Agreement Cap immediately prior to the petition date of the applicable Borrowers.
“MSD Agreement Documents” has the meaning assigned to the term “Note Documents” in the MSD Agreement (or any substantially similar term permitted in connection with a Refinancing permitted hereunder).
“MSD Agreement Indebtedness” means, as of any date of determination, the Loan as defined in and outstanding under the MSD Agreement as of such date, together with any Refinancing thereof; provided that the holders of any such Refinanced indebtedness shall, to the extent not already party hereto in such capacity, bind themselves in writing to the terms of this Agreement.
“MSD Agreement Obligations” has the meaning assigned to the term “Obligations” in the MSD Agreement, together with any Refinancing thereof; provided that the holders of any such Refinanced obligations shall, to the extent not already party hereto in such capacity, bind themselves in writing to the terms of this Agreement.
“Non-Conforming Plan of Reorganization” shall mean any Plan of Reorganization that does not provide for payments and distributions pursuant to such Plan of Reorganization in respect of the First Lien Obligations to be made in accordance with the priority specified in Section 2.01 and is not otherwise consistent with the other provisions of this Agreement.
“Non-Controlling Secured Lender” means, at any time, with respect to any Shared Collateral, the Secured Lender which is not the Applicable Authorized Representative at such time.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.
“Plan of Reorganization” means any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement or restructuring proposed in or in connection with any Insolvency or Liquidation Proceeding.
“Proceeds” has the meaning assigned to such term in Section 2.01(b).
“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, purchase, defease, retire, restructure or replace, or to issue other Indebtedness in exchange or replacement for, such Indebtedness, in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.
“Secured Credit Documents” means (a) the MSD Agreement Documents and/or (b) the Great American Agreement Documents, as the context may require.
“Secured Lender” means each of MSD and Great American.

1810980.01-NYCSR03A - MSW

“Shared Collateral” means, at any time, Collateral on which both Secured Lenders have at such time a Lien (including as a result of the agreements set forth in Section 4.01).
“Standstill Period” means the period commencing on the date of a the occurrence of any Event of Default under the Great American Agreement and ending upon the date which is the earlier of (a) one hundred eighty (180) days after MSD has received written notice from Great American (with such notice delivered to MSD in accordance with Section 8.01 hereof) indicating that such Event of Default has occurred, and describing such Event of Default in reasonable detail and (b) the date on which the Discharge of Great American Agreement Obligations shall have occurred; provided that such period shall be tolled for (x) any period of time that MSD is stayed, enjoined or otherwise prohibited from exercising any Enforcement Action and (y) any period of time during which MSD is exercising any Enforcement Action which such additional period under this clause (y) shall not exceed an additional one hundred eighty (180) days and; provided further, in the event that as of any day during such one hundred eighty (180) days (if and as tolled by the foregoing clauses (x) and/or (y)), no Event of Default under the Great American Agreement is continuing, then the Standstill Period shall be deemed not to have commenced.
“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent Borrower.
“Successor Collateral Agent” has the meaning assigned to such term in Section 4.01(f).
“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if by reason of any mandatory provisions of law, the perfection, the effect of perfection or non-perfection or priority of the security interests granted to the Collateral Agent pursuant to this Agreement are governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of such perfection, effect of perfection or non-perfection or priority.
SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall

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be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (c) the words “herein”, “hereof’ and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles, and Sections of, and Exhibits to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
ARTICLE II
Lien Priorities; Proceeds
SECTION 2.01. Relative Priorities.
(a) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Lien on any Shared Collateral securing any First Lien Obligation, and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, any other applicable law or any Secured Credit Document, or any other circumstance whatsoever (but, in each case, subject to Section 2.01(b) and Section 2.02), each Secured Lender agrees that Liens on any Shared Collateral securing First Lien Obligations of any Class shall be of equal priority.
(b) Each Secured Lender agrees that, notwithstanding (x) any provision of any Secured Credit Document to the contrary (but subject to Section 2.02) and (y) the date, time, method, manner or order of grant, attachment or perfection of any Lien on any Shared Collateral securing any First Lien Obligation, and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, any other applicable law or any Secured Credit Document, or any other circumstance whatsoever (but, in each case, subject to Section 2.02), if (i) such Secured Lender takes any Enforcement Action (including any right of setoff and action referred to in Section 3.01(a)), (ii) any distribution or payment is made in any Insolvency or Liquidation Proceeding of any Borrower or any other Grantor (including any “adequate protection” payment during such proceeding other than in accordance with Section 5.02), (iii) any distribution or payment is made before or after an Event of Default, whether as a result of any consensual sale or otherwise, (iv) any distribution or payment is made at any time whether prior to, on or after the Maturity Date (as defined in the Great American Agreement and including to the extent such Maturity Date has been accelerated) with respect to the Great American Agreement Obligations or (v) such Secured Lender receives any payment pursuant to any intercreditor agreement (other than this Agreement), then the proceeds of any exercise of rights or remedies, sale, collection or other liquidation obtained by such Secured Lender on account of such Enforcement Action or otherwise, and any such distributions or payments received by such Secured Lender (all such proceeds, distributions and payments being collectively referred to as “Proceeds”), shall be applied as follows:
(i) FIRST, to payment of all amounts owing to and all costs and expenses incurred by MSD pursuant to the terms of any MSD Agreement Document or in connection with any Enforcement Action, including all court costs and the reasonable

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fees and expenses of agents and legal counsel and, in each case, including all costs and expenses incurred in enforcing its rights to obtain such payment;
(ii) SECOND, to payment of that portion of the MSD Agreement Obligations constituting fees and indemnities payable to the holders of the MSD Agreement Indebtedness (including fees, any applicable prepayment premiums, charges and disbursements of counsel to the respective holders of MSD Agreement Indebtedness);
(iii) THIRD, to payment of that portion of the MSD Agreement Obligations constituting accrued and unpaid interest (including any post-petition interest with respect thereto, regardless of whether or not allowed or allowable in any Insolvency or Liquidation Proceeding);
(iv) FOURTH, to payment of that portion of the MSD Agreement Obligations constituting unpaid principal of loans;
(v) FIFTH, to payment of all other amounts of MSD Agreement Obligations payable to the holders of MSD Agreement Indebtedness; provided, however, that the aggregate amount of distributions pursuant to clauses FIRST, SECOND, THIRD, FOURTH and FIFTH of this Section 2.01(b) shall not exceed the MSD Agreement Cap;
(vi) SIXTH, to payment of all amounts owing to and all costs and expenses incurred by Great American pursuant to the terms of any Great American Agreement Document or in connection with any Enforcement Action, including all court costs and the reasonable fees and expenses of agents and legal counsel and, in each case, including all costs and expenses incurred in enforcing its rights to obtain such payment;
(vii) SEVENTH, to payment of that portion of the Great American Agreement Obligations constituting fees and indemnities payable to the holders of the Great American Agreement Indebtedness (including fees, charges and disbursements of counsel to the respective holders of Great American Agreement Indebtedness);
(viii) EIGHTH, to payment of that portion of the Great American Agreement Obligations constituting accrued and unpaid interest (including any post-petition interest with respect thereto, regardless of whether or not allowed or allowable in any Insolvency or Liquidation Proceeding);
(ix) NINTH, to payment of that portion of the Great American Agreement Obligations constituting unpaid principal of loans;
(x) TENTH, to payment of all other amounts of Great American Agreement Obligations payable to the holders of Great American Agreement Indebtedness; provided, however, that the aggregate amount of distributions pursuant to clauses SIXTH, SEVENTH, EIGHTH, NINTH and TENTH of this Section 2.01(b) shall not exceed the Great American Agreement Cap;

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(xi) ELEVENTH, to the payment of all other amounts of MSD Agreement Obligations and Great American Agreement Obligations on a pro-rata, pari passu basis; and
(xii) TWELFTH, after payment in full of all the First Lien Obligations, to the Borrowers and the other Grantors or their successors or assigns, as their interests may appear, or as a court of competent jurisdiction may direct.
(c) It is acknowledged that the First Lien Obligations of any Class may, subject to the limitations set forth in the then extant Secured Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time in accordance with the terms hereof, all without affecting the priorities set forth in Section 2.01(b) or the provisions of this Agreement defining the relative rights of the Secured Lender of any Class.
SECTION 2.02. Impairments. It is the intention of the parties hereto that the Secured Lender of any given Class of First Lien Obligations (and not the Secured Lender of any other Class of Indebtedness) bear the risk of any determination by a court of competent jurisdiction that (i) the First Lien Obligations are unenforceable under applicable law or are subordinated to any other obligations, (ii) the Secured Lender of any Class does not have a valid and perfected Lien on any of the Collateral securing any First Lien Obligations of any other Class and/or (iii) any Person (other than any Secured Lender) has a Lien on any Shared Collateral that is senior in priority to the Lien on such Shared Collateral securing such First Lien Obligations, but junior to the Lien on such Shared Collateral securing any other class of First Lien Obligations (any such Lien being referred to as an “Intervening Lien”, and any such Person being referred to as an “Intervening Creditor”) (any condition with respect to First Lien Obligations being referred to as an “Impairment” of such obligations). In the event an Impairment exists with respect to any Class of First Lien Obligations, the results of such Impairment shall be borne solely by the Secured Lender of such Class of First Lien Obligations, and the rights of the Secured Lender of such Class of First Lien Obligations (including the right to receive distributions in respect of First Lien Obligations pursuant to Section 2.01(b)) set forth herein shall be modified to the extent necessary so that the results of such Impairment are borne solely by the Secured Lender of such Class. In furtherance of the foregoing, in the event that the First Lien Obligations shall be subject to an Impairment in the form of an Intervening Lien of any Intervening Creditor, the value of any Shared Collateral or Proceeds that are allocated to such Intervening Creditor shall be deducted solely from the Shared Collateral or Proceeds to be distributed in respect of First Lien Obligations of such Class.
SECTION 2.03. Payment Over. Notwithstanding the terms of the Great American Agreement, Great Agreement agrees that (a) it will not accept any payment, proceeds or distribution by any Borrower of cash, securities or other property, by set-off or otherwise, on account of Indebtedness, obligation or security (any such distribution a “Distribution”) with respect to the Great American Agreement Obligations until the Discharge of the MSD Agreement Obligations other than in accordance with Section 2.01(b); provided, however that paid in kind interest may continue to accrue in respect of the Great American Agreement Obligations prior to the Discharge of the MSD Agreement Obligations; and (b) if any Distribution on account of the MSD Agreement Obligations or the Great American Agreement

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Obligations or otherwise is received by Great American prior to the Discharge of the MSD Agreement Obligations other than as specified in Section 2.01(b), such Distribution shall not be commingled with any of the assets of Great American, shall be held in trust by Great American for the benefit of MSD, and shall immediately be paid over to MSD to be applied in accordance with Section 2.01(b).
SECTION 2.04. Determinations with Respect to Amounts of Obligations and Liens. Whenever the Secured Lender of any Class shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Obligations of any other Class, or the Shared Collateral subject to any Lien securing the First Lien Obligations of any other Class (and whether such Lien constitutes a valid and perfected Lien), it may request that such information be furnished to it in writing by the Secured Lender of such other Class and shall be entitled to make such determination on the basis of the information so furnished; provided that if, notwithstanding the request of the Secured Lender of such Class, the Secured Lender of such other Class shall fail or refuse reasonably promptly to provide the requested information, the Secured Lender of such Class shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of an Authorized Officer of the Parent Borrower. Each Secured Lender may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor or any other Person as a result of such determination or any action taken or not taken pursuant thereto.
SECTION 2.05. Exculpatory Provisions. None of the Secured Lenders shall be liable for any action taken or omitted to be taken by such Secured Lender with respect to any Shared Collateral in accordance with the provisions of this Agreement.
ARTICLE III
Rights and Remedies; Matters Relating to Shared Collateral

SECTION 3.01. Exercise of Rights and Remedies.
(a) Only the Applicable Authorized Representative may act or refrain from acting with respect to any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral). Notwithstanding the equal priority of the Liens securing each Class of First Lien Obligations, the Applicable Authorized Representative may deal with the Shared Collateral as if it had a senior lien on the Shared Collateral and no other Secured Lender, whether in its capacity as secured or unsecured creditor, shall, or shall instruct the Applicable Authorized Representative to, take any Enforcement Action or demand or receive any payment from or on behalf of any Grantor; provided that prior to the expiration of the Standstill Period, (A) in any Insolvency or Liquidation Proceeding commenced by or against the any Borrower or any other Grantor, each Secured Lender may file a proof of claim or statement of interest with respect to the applicable obligations thereto, (B) in any Insolvency or Liquidation Proceeding commenced by or against any Borrower or any other Grantor, each Secured Lender may file any necessary or appropriate responsive pleadings in opposition to any

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motion, adversary proceeding or other pleading filed by any Person objecting to or otherwise seeking disallowance of the claim or Lien of such Secured Lender, (C) each Secured Lender may vote on any Plan of Reorganization in any Insolvency or Liquidation Proceeding of any Borrower or any other Grantor subject to the terms and conditions of Section 5.05, (D) in any Insolvency or Liquidation Proceeding commenced by or against the any Borrower or any other Grantor, each Secured Lender may take action to create, perfect, preserve, or protect (but not enforce, if not the Applicable Authorized Representative) its Lien on the Collateral, and (E) bid for or purchase Collateral at any public, private, or judicial foreclosure upon such Collateral initiated by the Authorized Applicable Representative, or any sale of Collateral during an Insolvency Proceeding; provided that such bid may not include a “credit bid” in respect of any Great American Agreement Obligations unless the net cash Proceeds of such bid are otherwise sufficient to pay the amounts referred to in clauses FIRST through FIFTH of Section 2.01(b); provided that in each case (A) through (E) above to the extent such action is not inconsistent with, prohibited by, or could not result in a resolution inconsistent with the terms of this Agreement.
(b) Notwithstanding the preceding Section 3.01(a), Great American may commence and may continue an Enforcement Action with respect to an Event of Default under the Great American Agreement only if: (1) the Standstill Period with respect thereto shall have elapsed and (2) any acceleration of the Great American Agreement Obligations has not been rescinded.
SECTION 3.02. Prohibition on Contesting Liens. Each Secured Lender agrees that it will not, and each hereby waives any right to, contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held, or the allowability of any claim asserted, by or on behalf of any other Secured Lender in all or any part of the Shared Collateral; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Secured Lender to enforce this Agreement.
SECTION 3.03. Prohibition on Challenging this Agreement.
(a) Each Secured Lender agrees that it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Secured Lender to enforce this Agreement.
(b) Each Secured Lender agrees that (i) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise any Enforcement Action or any sale, transfer or other disposition of the Shared Collateral by the Applicable Authorized Representative, (ii) except as provided in Section 3.01, it shall have no right to (A) exercise, or direct the Applicable Authorized Representative or any other Secured Lender to exercise, any right, remedy or power with respect to any Grantor or any Shared Collateral (including pursuant to any intercreditor agreement) or (B) consent to the exercise by the Applicable Authorized Representative or any other Secured Lender of any right, remedy or power with respect to any Grantor or any Shared Collateral, (iii) it will not institute any suit or assert in any suit,

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bankruptcy, insolvency or other proceeding any claim against the Applicable Authorized Representative or any other Secured Lender seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Grantor or any Shared Collateral, and none of the Applicable Authorized Representative or any other Secured Lender shall be liable for any action taken or omitted to be taken by the Applicable Authorized Representative or other Secured Lender with respect to any Grantor or Shared Collateral in accordance with the provisions of this Agreement, (iv) it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshalled upon any foreclosure or other disposition of such Collateral and (v) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Applicable Authorized Representative or any other Secured Lender to enforce this Agreement.
SECTION 3.04. Release of Liens. The parties hereto agree and acknowledge that the release of Liens on any Shared Collateral securing First Lien Obligations of any Class, whether in connection with a sale, transfer or other disposition of such Shared Collateral or otherwise, shall be governed by and subject to the Secured Credit Documents of such Class, and that nothing in this Agreement shall be deemed to amend or affect the terms of the Secured Credit Documents of such Class with respect thereto; provided that if, at any time any Shared Collateral is transferred to a third party or otherwise disposed of, in each case, in connection with any Enforcement Action by, or sale or other disposition consented to by, the Applicable Authorized Representative, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the other Secured Lender upon such Shared Collateral will automatically be released and discharged upon final conclusion of foreclosure proceeding as and when, but only to the extent, such Liens on the Shared Collateral of the Applicable Authorized Representative are released and discharged; provided, further, that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01(b); provided, however, that the Liens in favor of the other Secured Lender will not be released as to any Shared Collateral the net proceeds of the disposition of which will not be applied to repay any First Lien Obligations. Each Secured Lender agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Applicable Authorized Representative to evidence and confirm any release of Shared Collateral provided for in this Section 3.04.
SECTION 3.05. Authority.
(a) Notwithstanding any other provision of this Agreement (including Section 4.01), nothing herein shall be construed to impose any fiduciary or other duty on any Applicable Authorized Representative to any Secured Lender or give any Secured Lender the right to direct any Applicable Authorized Representative, except that each Applicable Authorized Representative shall be obligated to distribute proceeds of any Shared Collateral in accordance with Section 2.01.
(b) In furtherance of the foregoing, each Secured Lender acknowledges and agrees that the Applicable Authorized Representative shall be entitled to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the Secured

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Credit Documents, as applicable, pursuant to which the Applicable Authorized Representative is the Secured Lender for such Shared Collateral, without regard to any rights to which the Non-Controlling Secured Lender would otherwise be entitled as a result of the First Lien Obligations held by such Non-Controlling Secured Lender. Without limiting the foregoing, each Secured Lender agrees that none of the Applicable Authorized Representative or any other Secured Lender shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the First Lien Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any First Lien Obligations), in any manner that would maximize the return to the Non-Controlling Secured Lender, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Lender from such realization, sale, disposition or liquidation. Each of the Secured Lenders waives any claim it may now or hereafter have against any Secured Lender of any other Class of First Lien Obligations arising out of (i) any election by any Applicable Authorized Representative or any holders of First Lien Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law or (ii) any borrowing, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, by any Borrower or any other Grantor, as debtor-in-possession.
SECTION 3.06. Exculpatory Provisions. The Applicable Authorized Representative shall not have any duties or obligations except those expressly set forth herein or under any applicable Secured Credit Document. Without limiting the generality of the foregoing, the Applicable Authorized Representative:
(a) shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing;
(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby; provided that the Applicable Authorized Representative shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Applicable Authorized Representative to liability or that is contrary to this Agreement or applicable law;
(c) shall not be liable for any action taken or not taken by it in good faith that it believes to be authorized or within its rights or powers conferred upon it by this Agreement and the Secured Credit Documents;
(d) shall not be liable for any action taken or not taken by it in the absence of its own gross negligence or willful misconduct as determined by the final non-appealable judgment of a court of competent jurisdiction;
(e) shall be deemed not to have knowledge of any Event of Default under any Class of First Lien Obligations unless and until notice describing such Event Default and referencing applicable agreement is given to the Applicable Authorized Representative;

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(f) shall not be responsible for or have any duty to ascertain or inquire into (1) any statement, warranty or representation made in connection with this Agreement or any other Secured Credit Document, (2) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (3) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (4) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Secured Credit Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Secured Credit Documents, (5) the value or the sufficiency of any Collateral for any Class of First Lien Obligations, or (6) the satisfaction of any condition set forth in any Secured Credit Document, other than to confirm receipt of items expressly required to be delivered to the Applicable Authorized Representative;
(g) need not segregate money held hereunder from other funds except to the extent required by law; and
(h) shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing.
ARTICLE IV
Collateral
SECTION 4.01. Controlled Collateral.
(a) Each Secured Lender hereby appoints GALIC as, and GALIC agrees to act as the collateral agent for the benefit of the Secured Lenders (in such capacity, the “Collateral Agent”). The Controlled Share Collateral shall be delivered, or control thereof shall be transferred, to the Collateral Agent. The duties or responsibilities of the Collateral Agent under this Section 4.01 will be limited solely to (i) possessing or controlling the applicable Pledged Collateral as agent for perfection in accordance with this Section 4.01 and delivering such Controlled Shared Collateral upon a Discharge of First Lien Obligations of Great American, as provided in Section 4.01(e) or upon the appointment of a Successor Collateral Agent, as provided in Section 4.01(f) and (ii) executing and delivering control agreements in form and substance reasonably satisfactory to the Collateral Agent to the extent required hereunder. The Collateral Agent  will have no obligation to any Secured Lender to ensure that any Controlled Shared Collateral is genuine or owned by any of the Borrowers or to preserve rights or benefits of any Person except as expressly set forth in this Section 4.01.
(b) Each of the Borrowers hereby grants a security interest in all of its right, title and interest in and to the Controlled Shared Collateral, whether now owned or hereafter acquired, to the Collateral Agent for the benefit of the Secured Lenders to secure the First Lien Obligations.
(c) Subject to Section 4.01(a), for purposes of this Section 4.01, the Collateral Agent shall be entitled to deal with the applicable Controlled Shared Collateral in accordance with the terms of its Secured Credit Documents as if the Liens thereon of the Secured Lender of

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any other Class did not exist; provided that any Proceeds arising from any such Controlled Shared Collateral shall be subject to Article II. To the extent that the Collateral Agent has any Controlled Shared Collateral in its possession or control, then, subject to Section 2.01 and this Section 4.01, the Collateral Agent will possess or control such Controlled Shared Collateral as agent for the benefit of the Secured Lenders as secured party, so as to satisfy the requirements of sections 8-106, 8-301 and 9-104 of the UCC. In this Section 4.01, “control” has the meaning given to such term in sections 8-106 and 9-314 of the UCC.
(d) Each Borrower hereby authorizes the Collateral Agent to file, in any filing office as “Secured Party”, without any further action by any Borrower, financing statements and amendments to financing statements describing the Controlled Shared Collateral as the Collateral Agent determines in its sole discretion in the collateral description therein, including without limitation, describing the Controlled Shared Collateral without including the description of the Excluded Collateral (as defined in the MSD Agreement).
(e) The Collateral Agent shall, upon the Discharge of the First Lien Obligations of Great American, transfer the possession and control of the applicable Controlled Shared Collateral, together with any necessary endorsements but without recourse or warranty, (i) if First Lien Obligations of MSD are outstanding at such time, to MSD, and (ii) if no First Lien Obligations are outstanding at such time, to the applicable Grantor or as directed by a court of competent jurisdiction, in each case so as to allow such Person to obtain possession and control of such Controlled Shared Collateral. In connection with any transfer under clause (i) above by the Collateral Agent, the Collateral Agent agrees to take all actions in its power as shall be necessary or reasonably requested by MSD to permit MSD to obtain a first priority security interest in the applicable Controlled Shared Collateral.
(f) Promptly upon the request of MSD, a third-party agent acceptable to MSD and Great American shall be appointed as the Collateral Agent (the “Successor Collateral Agent”) hereunder and GALIC will thereafter cease to be the Collateral Agent. The parties hereto agree that, promptly upon such request from MSD, the parties shall execute an amendment to this Agreement whereby such Successor Collateral Agent shall be joined as a party hereunder and this Agreement shall be amended to reflect that such Successor Collateral Agent (and not GALIC) shall thereafter serve as the Collateral Agent for all purposes hereunder.
SECTION 4.02. Delivery of Documents. Promptly after the execution and delivery to any Secured Lender by any Grantor of any Secured Credit Document (other than any Secured Credit Document in effect on the date hereof, but including any amendment, amendment and restatement, waiver or other modification of any such Secured Credit Document), the Borrowers shall deliver to each Secured Lender party hereto at such time a copy of such Secured Credit Document.
ARTICLE V
Bankruptcy or Insolvency or Liquidation Proceedings
SECTION 5.01. Relief from Automatic Stay. Until the earlier of the Discharge of the MSD Agreement Obligations and the expiration of the Standstill Period, Great

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American, on behalf of the holders of the Great American Agreement Indebtedness, agrees that none of them shall (i) seek relief from the automatic stay in any Insolvency or Liquidation Proceeding, without the prior written consent of MSD or (ii) oppose any motion by MSD or any of the holders of the MSD Agreement Indebtedness seeking relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Shared Collateral.
SECTION 5.02. Adequate Protection.
(a) Great American, on behalf of the holders of the Great American Agreement Indebtedness, agrees that it shall not oppose (nor support any other person in opposing) (i) any motion or other request by MSD or the holders of the MSD Agreement Indebtedness for adequate protection of MSD’s Liens upon the Collateral in any form, including any claim of MSD or the holders of the MSD Agreement Indebtedness to post-petition interest, fees, or expenses as a result of their Lien on the Collateral and request for additional or replacement Liens on post-petition assets of the same type as the Collateral and/or for a superpriority administrative claim or (ii) any objection by MSD or the holders of the MSD Agreement Indebtedness claiming a lack of adequate protection with respect to their Liens in the Collateral.
(b) In any Insolvency or Liquidation Proceeding, Great American on behalf of the holders of the Great American Agreement Indebtedness may seek adequate protection in respect of the Great American Agreement Obligations, subject to the provisions of this Agreement, in the form of a Lien on additional or replacement collateral that is pari passu with any lien granted to MSD (on behalf of the holders of the MSD Agreement Indebtedness) or such holders of the MSD Agreement Indebtedness as adequate protection. In the event Great American on behalf of the holders of Great American Agreement Indebtedness seeks or requests (or is otherwise granted) adequate protection in respect of the Great American Agreement Obligations and such adequate protection is granted in the form of a Lien on additional or replacement collateral, then Great American on behalf of the holders of Great American Agreement Indebtedness agrees that MSD or the holders of the MSD Agreement Indebtedness, as the case may be, shall also be granted a Lien on such additional or replacement collateral (as applicable) as adequate protection for its interest in the Shared Collateral, and that these Secured Lenders’ Liens on such additional or replacement collateral in respect of Great American Agreement Obligations (as applicable) shall be pari passu with the Liens on such additional or replacement collateral of MSD or the holders of the MSD Agreement Indebtedness, as the case may be, on the same basis as the Liens on the Shared Collateral are pari passu with the Liens of MSD or the holders of the MSD Agreement Indebtedness, as the case may be, on the Shared Collateral pursuant hereto; provided that any distribution or payment made on account of any such additional or replacement collateral shall be subject to and be applied in accordance with Section 2.01.
(c) Notwithstanding the foregoing, if the holders of the MSD Agreement Indebtedness have been granted as adequate protection or otherwise the right to receive current post-petition interest, incurred fees or expenses or other cash payments, then Great American shall not be prohibited from seeking adequate protection in the form of payments in the amount of current post-petition interest, incurred fees, and expenses or other cash payments (as applicable), in addition to the forms of adequate protection described in Section 5.02(b);

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provided that any such payments shall be subject to and be applied in accordance with Section 2.01.
SECTION 5.03. [Reserved].
SECTION 5.04. Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor (or equity rights, to the extent such equity rights include scheduled payment obligations of the issuer or are granted a liquidation preference) are distributed pursuant to a Plan of Reorganization, both on account of MSD Agreement Obligations and on account of Great American Agreement Obligations, then the provisions of this Agreement will survive the distribution of such debt obligations (or equity rights) pursuant to such plan and will apply with like effect to the Liens securing such debt obligations (or equity rights) and to any rights to payment or distribution of such debt obligations (or equity rights).
SECTION 5.05. Plan Voting. In furtherance of the provisions of this Agreement, neither MSD nor Great American may (directly or indirectly, in the capacity of a secured or unsecured creditor) propose, support, vote in favor of, or otherwise agree to any Non-Conforming Plan of Reorganization and if MSD or Great American receives any distribution or payment in connection with such Non-Conforming Plan of Reorganization, such distribution or payment shall be subject to Section 2.01, Section 2.03, and Section 5.04.
SECTION 5.06. Acknowledgement of Liens. Each Borrower and all other Grantors and each Secured Lender agrees and acknowledges that (i) the grants of Liens for the benefit of the holders of MSD Agreement Indebtedness and the holders of Great American Agreement Indebtedness constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the proceeds of Collateral, the MSD Agreement Obligations are fundamentally different from the Great American Agreement Obligations and must be separately classified in any Plan of Reorganization proposed, confirmed, or adopted in any Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the holders of MSD Agreement Indebtedness and the claims of the holders of the Great American Agreement Indebtedness in respect of the Collateral constitute only one class of secured claims (rather than separate classes of senior and junior secured claims in the manner provided herein), then the any amounts distributed from, or in respect of, the Collateral shall be applied in accordance with Section 2.01(b) of this Agreement, irrespective of whether a claim for such amounts is allowed or allowable in such proceeding under the Bankruptcy Code or any Bankruptcy Law.
ARTICLE VI
Other Agreements
SECTION 6.01. Concerning Secured Credit Documents and Collateral.
(a) The MSD Agreement Documents may be amended, supplemented or otherwise modified in accordance with their terms and the MSD Agreement Indebtedness may be Refinanced subject to Section 6.02, in each case, without notice to, or the consent of, Great

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American; provided that any such amendment, supplement or modification or Refinancing is not inconsistent with the terms of this Agreement; provided, further, that any such amendment, supplement, modification or Refinancing shall not, without the consent of Great American (acting at the direction of the requisite holders of the Great American Agreement Indebtedness):
(i) restrict the amendment of the Great American Agreement Documents, except as set forth in (A) Section 6.01(b) hereof and (B) the MSD Agreement as in effect on the date hereof;
(ii) increase the “Interest Rate” by more than three percentage points (3%) per annum (excluding increases resulting from the imposition of interest at the default rate);
(iii) increase the principal portion of the MSD Agreement Indebtedness in excess of the MSD Agreement Cap;
(iv) modify (or have the effect of a modification of), the mandatory prepayment provisions of the MSD Agreement in a manner that makes them more restrictive to any Borrower;
(v) permit assignments of the MSD Agreement Indebtedness to any Borrower, any of the Borrowers’ Affiliates or Subsidiaries, any natural Person or any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person; or
(vi) permit the final scheduled maturity date of the MSD Agreement Indebtedness to be prior to that of the Great American Agreement Indebtedness
(vii) impose any restrictions on the ability of any Grantor to make payments in respect of the Great American Agreement Obligations except as any such restrictions are set forth in the MSD Agreement (including in Section 7.2 thereof) as in effect on the date hereof.
(b) The Great American Agreement Documents may be amended, supplemented or otherwise modified in accordance with their terms in each case, without notice to, or the consent of, MSD; provided that any such amendment, supplement or modification is not inconsistent with the terms of this Agreement; provided, further, that any such amendment, supplement, modification or Refinancing shall not, without the consent of MSD:
(i) restrict the amendment of the MSD Agreement Documents, except as set forth in Section 6.01(a) hereof or impose any restrictions on the ability of any Grantor to make payments in respect of the MSD Agreement Obligations;
(ii) increase the “Interest Rate” or similar component of the interest rate by more than three percentage points (3%) per annum (excluding increases resulting from the imposition of interest at the default rate);
(iii) modify (or have the effect of a modification of), the mandatory prepayment provisions of the Great American Agreement in a manner that makes them

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more restrictive to any Borrower or would require payment prior to the Discharge of the MSD Agreement Obligations;
(iv) increase the principal portion of the Great American Agreement Indebtedness in excess of the Great American Agreement Cap;
(v) change or add any financial covenant in a manner adverse to the Borrower and its subsidiaries;
(vi) permit assignments of the Great American Agreement Indebtedness to any Borrower, any of the Borrowers’ Affiliates or Subsidiaries, any natural Person or any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person;
(vii) permit the final scheduled maturity of the Great American Agreement Indebtedness to be prior to that of the MSD Agreement Indebtedness; or
(viii) restrict any Borrower’s ability to make payments in respect of the MSD Agreement Indebtedness.
(c) The Grantors agree that each Secured Credit Document (other than any Secured Credit Document executed and delivered prior to the date hereof, without limitation of the applicability of this Agreement thereto) creating a Lien on any Shared Collateral securing any First Lien Obligations shall contain a legend substantially in the form of Annex I, or similar provisions approved by the Applicable Authorized Representative, which approval shall not be unreasonably withheld.
(d) The Grantors agree that they shall not, and shall not permit any Subsidiary to, grant or permit or suffer to exist any additional Liens on any asset or property to secure any Class of First Lien Obligations unless it has granted a Lien on such asset or property to secure each other Class of First Lien Obligations; provided that, to the extent the foregoing is not complied with for any reason, without limiting any other rights and remedies available to the Secured Lenders, each Secured Lender agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 6.01(d) shall be subject to Article II.
SECTION 6.02. [Reserved].
SECTION 6.03. Reinstatement. If, in any Insolvency or Liquidation Proceeding or otherwise, all or part of any payment with respect to the First Lien Obligations of any Class previously made shall be rescinded for any reason whatsoever (including an order or judgment for disgorgement of a preference or other avoidance action under the Bankruptcy Code, or any similar law), then the terms and conditions of this Agreement shall be fully applicable thereto until all the First Lien Obligations of such Class shall again have been satisfied in full.
SECTION 6.04. Further Assurances. Each of the Secured Lenders and the Grantors agrees that it will execute, or will cause to be executed, such reasonable further

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documents, agreements and instruments, and take all such reasonable further actions, as may be required under any applicable law, or which any Secured Lender may reasonably request, to effectuate the terms of this Agreement.
ARTICLE VII
No Reliance; No Liability
SECTION 7.01. No Reliance; Information. Each Secured Lender acknowledges that it has, and will, independently and without reliance upon any other Secured Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the Secured Credit Documents to which it is party and will continue to make its own credit decision to take or not take any action thereunder. The Secured Lender of any Class shall have no duty to disclose to any Secured Lender of any other Class any information relating to any Borrower or any of the Grantors or their Subsidiaries, or any other circumstance bearing upon the risk of nonpayment of any of the First Lien Obligations, that is known or becomes known to any of them or any of their Affiliates. If the Secured Lender of any Class, in its sole discretion, undertakes at any time or from time to time to provide any such information to, as the case may be, the Secured Lender of any other Class, it shall be under no obligation (i) to make, and shall not be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion or (iii) to undertake any investigation.
SECTION 7.02. No Warranties or Liability.
(a) Each Secured Lender acknowledges and agrees that no Secured Lender of any other Class has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Secured Credit Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. Each Secured Lender will be entitled to manage and supervise their loans and other extensions of credit in the manner set forth in their Secured Credit Documents. No Secured Lender shall, by reason of this Agreement, any other Secured Credit Document or any other document, have a fiduciary relationship or other implied duties in respect of any other Secured Lender.
(b) No Secured Lender of any Class shall have any express or implied duty to the Secured Lender of any other Class to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of a default or an Event of Default under any Secured Credit Document (other than, in each case, this Agreement), regardless of any knowledge thereof that they may have or be charged with.

ARTICLE VIII
Miscellaneous

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SECTION 8.01. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:
(a) if to any Borrower or any Grantor, to it at:
c/o HC2 Holdings Inc.
450 Park Avenue, 30th Floor
New York, New York 10022
Attention: Rebecca Hanson

with a copy (which shall not constitute notice) to:
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036-6522
Attention: Michael D. Saliba
Email: Michael.Saliba@skadden.com
(b) if to MSD, to it at:
c/o MSD Partners, L.P.
645 Fifth Avenue, 21st Floor
New York, New York 10022-5910
Attention: Marcello Liguori
Email: mliguori@msdpartners.com

with a copy (which shall not constitute notice) to
Morgan, Lewis & Bockius LLP
101 Park Avenue,
New York, New York 10178
Attention: Kristen V. Campana
Email: kristen.campana@morganlewis.com

(c) if to Great American, to it at:
Great American Insurance Company
c/o American Money Management Corporation
301 East Fourth Street, 27th Floor
Cincinnati, Ohio 45202
Attention: John S. Fronduti and Mark A. Weiss
Email: jfronduti@amfin.com and maweiss@amfin.com
Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next

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Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by facsimile or on the date five (5) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 8.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 8.01. As agreed to in writing by any party hereto from time to time, notices and other communications to such party may also be delivered by e-mail to the e-mail address of a representative of such party provided from time to time by such party.
SECTION 8.02. Waivers; Amendment; Joinder Agreements.
(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 8.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.
(b) Neither this Agreement nor any provision hereof may be waived, amended or otherwise modified except as contemplated by the Secured Credit Documents and then pursuant to an agreement or agreements in writing entered into by each Secured Lender then party hereto; provided that no such agreement shall by its terms amend, modify or otherwise affect the rights or obligations of any Grantor (in any material and adverse respect) without the Parent Borrower’s prior written consent; provided, further that without any action or consent of any Secured Lender (i) this Agreement may be supplemented by a Grantor Joinder Agreement, and a Subsidiary may become a party hereto, in accordance with Section 8.12, and (ii) in connection with any Refinancing of First Lien Obligations of any Class, the Secured Lenders then party hereto shall enter, at the request of any Secured Lender or the Parent Borrower, into such amendments or modifications of this Agreement as are reasonably necessary to reflect such Refinancing; provided that such Secured Lender shall not be required to enter into such amendments or modifications unless it shall have received a certificate of an Authorized Officer of the Parent Borrower certifying that such Refinancing is permitted hereunder and under the Secured Credit Documents.
SECTION 8.03. Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. No other Person shall have or be entitled to assert rights or benefits hereunder.
SECTION 8.04. Effectiveness; Survival. This Agreement shall become effective when executed and delivered by the parties hereto. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have

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been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement. This Agreement shall continue in full force and effect notwithstanding the commencement of any Insolvency or Liquidation Proceeding against any Borrower or any of the Subsidiaries, and the parties hereto acknowledge that this Agreement is intended to be and shall be enforceable as a “subordination” agreement under Bankruptcy Code Section 510(a). All references herein to any Grantor shall apply to any trustee for such Person and such Person as a debtor-in-possession.
SECTION 8.05. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.
SECTION 8.06. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 8.07. Governing Law; Jurisdiction; Consent to Service of Process.
(a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.
(b) Each party hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan, New York County and of the United States District Court of the Southern District of New York sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement against any party hereto or its properties in the courts of any jurisdiction.
(c) Each party hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 8.07. Each party hereto irrevocably

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waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d) Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 8.01, such service to be effective upon receipt. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by law.
SECTION 8.08. WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.08.
SECTION 8.09. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
SECTION 8.10. Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any other Secured Credit Document, the provisions of this Agreement shall control.
SECTION 8.11. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Secured Lenders in relation to one another. Except as expressly provided in this Agreement, none of the Borrowers, any other Grantor, any other Subsidiary or any other creditor of any of the foregoing shall have any rights or obligations hereunder, and none of the Borrowers, any other Grantor or any other Subsidiary may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of any Borrower or any other Grantor, which are absolute and unconditional, to pay the First Lien Obligations as and when the same shall become due and payable in accordance with their terms. For the avoidance of doubt, nothing contained herein shall be construed to constitute a waiver or an amendment of any covenant of any Borrower or any other Grantor contained in any Secured Credit Document, which restricts the incurrence of any Indebtedness or the grant of any Lien.
SECTION 8.12. Additional Grantors. In the event any Subsidiary shall have granted a Lien on any of its assets to secure any First Lien Obligations, the Parent Borrower shall cause such Subsidiary, if not already a party hereto, to become a party hereto as a “Grantor”. Upon the execution and delivery by any Subsidiary of a Grantor Joinder Agreement, any such Subsidiary shall become a party hereto and a Grantor hereunder with the same force and effect as

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if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other party hereto. The rights and obligations of each party hereto shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.
SECTION 8.13. Specific Performance. Each Secured Lender may demand specific performance of this Agreement. Each Secured Lender hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action which may be brought by the other Secured Lender.
SECTION 8.14. Integration. This Agreement, together with the other Secured Credit Documents, represents the agreement of each of the Grantors and the Secured Lenders with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor or any Secured Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents.
[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
MSD PCOF PARTNERS XVIII, LLC

By:
Name: Marcello Liquorn
Title: Vice President

GREAT AMERICAN LIFE INSURANCE COMPANY

By:
Name:
Title:

GREAT AMERICAN INSURANCE COMPANY

By:
Name:
Title:

GREAT AMERICAN LIFE INSURANCE COMPANY, as Collateral Agent

By:
Name: Mark F. Muething
Title: President

Signature Page to Intercreditor Agreement
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GRANTORS:
HC2 BROADCASTING HOLDINGS INC.,
as the Parent Borrower

By:
        Name: Philip A. Falcone
        Title: President, Executive Chairman and
         CEO

HC2 BROADCASTING INTERMEDIATE HOLDINGS INC.,
as the Intermediate Borrower

By:
        Name: Philip A. Falcone
        Title: President, Executive Chairman and
         CEO

HC2 STATION GROUP, INC.,
as a Subsidiary Borrower

By:
        Name: Philip A. Falcone
        Title: President, Executive Chairman and
         CEO

HC2 LPTV HOLDINGS, INC.,
as a Subsidiary Borrower

By:
        Name: Philip A. Falcone
        Title: President, Executive Chairman &    CEO

Signature Page to Intercreditor Agreement
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HC2 BROADCASTING INC.,
as a Subsidiary Borrower

By:
        Name: Philip A. Falcone
        Title: Executive Chairman, President &
         CEO
HC2 NETWORK INC.,
as a Subsidiary Borrower

By:
        Name: Philip A. Falcone
        Title: Executive Chairman, President &
         CEO

Signature Page to Intercreditor Agreement
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ANNEX I
SECURITY CREDIT DOCUMENTS LEGEND
THIS [NAME OF SECURED CREDIT DOCUMENT] IS SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, DATED AS OF OCTOBER 24, 2019 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG HC2 BROADCASTING HOLDINGS INC., HC2 STATION GROUP, INC., HC2 LPTV HOLDINGS, INC., HC2 BROADCASTING INC., HC2 NETWORK INC., HC2 BROADCASTING INTERMEDIATE HOLDINGS INC., THE OTHER GRANTORS PARTY THERETO, MSD PCOF PARTNERS XVIII, LLC, GREAT AMERICAN LIFE INSURANCE COMPANY (“GALIC”), GREAT AMERICAN INSURANCE COMPANY AND GALIC, AS COLLATERAL AGENT FOR THE BENEFIT OF THE SECURED LENDERS (AS DEFINED THEREIN) TO THE EXTENT PROVIDED THEREIN.

Annex I-1
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EXHIBIT I
[FORM OF] GRANTOR JOINDER AGREEMENT NO. [___] dated as of [___], 20[__] (this “Grantor Joinder Agreement”) to the INTERCREDITOR AGREEMENT dated as of October 24, 2019 (the “Intercreditor Agreement”), among HC2 BROADCASTING HOLDINGS INC., a Delaware corporation (the “Parent Borrower”), HC2 STATION GROUP, INC., a Delaware corporation, HC2 LPTV HOLDINGS, INC., a Delaware corporation, HC2 BROADCASTING INC., a Delaware corporation, and HC2 NETWORK INC., a Delaware corporation (collectively, the “Subsidiary Borrowers”), HC2 BROADCASTING INTERMEDIATE HOLDINGS INC., a Delaware corporation (the “Intermediate Parent” and, together with the Parent Borrower and the Subsidiary Borrowers, the “Borrowers” and each, a “Borrower”), the GRANTORS party thereto, MSD PCOF PARTNERS XVIII, LLC, GREAT AMERICAN LIFE INSURANCE COMPANY (“GALIC”), GREAT AMERICAN INSURANCE COMPANY and GALIC, as Collateral Agent for the benefit of the Secured Lenders, and [_____], a [_____], as an additional GRANTOR.
A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.
B. [___], a Subsidiary of the Parent Borrower (the “Additional Grantor”), has granted a Lien on all or a portion of its assets to secure First Lien Obligations and such Additional Grantor is not a party to the Intercreditor Agreement.
C. The Additional Grantor wishes to become a party to the Intercreditor Agreement and to acquire and undertake the rights and obligations of a Grantor thereunder. The Additional Grantor is entering into this Grantor Joinder Agreement in accordance with the provisions of the Intercreditor Agreement in order to become a Grantor thereunder.
Accordingly, the Additional Grantor agrees as follows, for the benefit of the Secured Lenders, the Borrowers and each other party to the Intercreditor Agreement:
SECTION 1. Accession to the Intercreditor Agreement. In accordance with Section 8.12 of the Intercreditor Agreement, the Additional Grantor (a) hereby accedes and becomes a party to the Intercreditor Agreement as a Grantor with the same force and effect as if originally named therein as a Grantor, (b) agrees to all the terms and provisions of the Intercreditor Agreement and (c) shall have all the rights and obligations of a Grantor under the Intercreditor Agreement.
SECTION 2. Representations, Warranties and Acknowledgement of the Additional Grantor. The Additional Grantor represents and warrants to each Secured Lender that this Grantor Joinder Agreement has been duly authorized, executed and delivered by such Additional Grantor and constitutes the legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
Ex. I-1
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SECTION 3. Counterparts. This Grantor Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Grantor Joinder Agreement shall become effective when each Secured Lender shall have received a counterpart of this Grantor Joinder Agreement that bears the signature of the Additional Grantor. Delivery of an executed signature page to this Grantor Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Grantor Joinder Agreement.
SECTION 4. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement.
SECTION 5. Governing Law. THIS GRANTOR JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 6. Severability. In case any one or more of the provisions contained in this Grantor Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.01 of the Intercreditor Agreement.
SECTION 8. Expense Reimbursement. The Additional Grantor agrees to reimburse each Secured Lender for its reasonable and invoiced out-of-pocket expenses in connection with this Grantor Joinder Agreement, including the reasonable and invoiced fees, other charges and disbursements of counsel for each Secured Lender.

Ex. I-2
1810980.01-NYCSR03A - MSW

IN WITNESS WHEREOF, the Additional Grantor has duly executed this Grantor Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.
[NAME OF SUBSIDIARY]

By:
        Name:
        Title:

Ex. I-3
1810980.01-NYCSR03A - MSW

Acknowledged by:
MSD PCOF PARTNERS XVIII, LLC

By:
Name:
Title:

GREAT AMERICAN INSURANCE COMPANY

By:
Name:
Title:

GREAT AMERICAN LIFE INSURANCE COMPANY

By:
Name:
Title:

GREAT AMERICAN LIFE INSURANCE COMPANY, as Collateral Agent

By:
Name:
Title:

Ex. I-4
1810980.01-NYCSR03A - MSW